UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNS RESPONSE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

October [XX], 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CNS Response, Inc. (the “Company”) to be held on Wednesday, October 28, 2015 at 9:00 a.m., EDT, at 420 Lexington Avenue, Suite 350, New York, NY 10170. At this meeting, CNS stockholders will vote on the following proposals:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to change the name of the Company from “CNS Response, Inc.” to “MYnd Analytics, Inc.” (referred to as “Proposal No. 2” or the “Name Change Proposal”);

3)	to amend the Charter to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Charter from 180,000,000 to 500,000,000 (referred to as “Proposal No. 3” or the “ Authorized Share Amendment Proposal”);

4)	to amend our Charter for the purposes of effecting a reverse stock split of our Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-200, and to authorize the board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (referred to as “Proposal No. 4” or the “Reverse Stock Split Proposal”);

5)	to ratify the selection by the Audit Committee of Anton & Chai LLP as our independent registered accounting firm for the fiscal year ending September 30, 2015 (referred to as “Proposal No. 5”); and

6)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

I hope you will be able to attend the annual meeting in person. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend, please vote your shares as soon as possible, following the instructions on the enclosed WHITE proxy card. This will ensure that your shares are represented at the meeting whether or not you are able to attend in person. Of course, if you do attend the meeting and wish to vote in person, you may do so.

Your vote is extremely important. You may vote your shares by mail, fax or email by completing, signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by scanning or faxing the proxy card to CNS at the email address and fax numbers indicated in the accompanying proxy statement. You may revoke your proxy at any time before it is exercised at our annual meeting by following the instructions in the proxy statement.

Very truly yours,

/s/ George Carpenter
George Carpenter
President and Chief Executive Officer

CNS RESPONSE, INC.
85 Enterprise, Suite 410
Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CNS Response, Inc. (“CNS”) will be held at 420 Lexington Avenue, Suite 350, New York, NY 10170, on Wednesday, October 28, 2015 at 9:00 a.m., EDT, for the purpose of considering and acting on the following matters:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to change the name of the Company from “CNS Response, Inc.” to “MYnd Analytics, Inc.” (referred to as “Proposal No. 2” or the “Name Change Proposal ”)

3)	to amend the Company’s Charter to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Charter from 180,000,000 to 500,000,000 (referred to as “Proposal No. 3” or the “Authorized Share Amendment Proposal ”);

4)	to amend the Company’s Charter for the purposes of effecting a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-200, and to authorize the board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (referred to as “Proposal No. 4” or the “Reverse Stock Split Proposal ”).

5)	to ratify the selection by the Audit Committee of Anton & Chai LLP as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2015 (referred to as “Proposal No. 5”); and

6)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on Friday, September 18, 2015, as the record date (“Record Date”) for determining CNS stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Your vote is extremely important. All CNS stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend in person, you are urged to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided, or scan or fax your completed proxy card to the email address and fax numbers indicated in the proxy statement — this will help ensure that your CNS shares are represented and that a quorum is present at the annual meeting. If you submit your proxy and then decide to attend the annual meeting and wish to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only CNS stockholders of record at the close of business on Friday, September 18, 2015 are entitled to notice of, to attend and to vote at, the annual meeting. This proxy statement and the enclosed proxy card are first being distributed to stockholders on or about October [XX], 2015.

Important Notice Regarding Meeting Admission: You are entitled to attend the annual meeting only if you were a CNS stockholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting, or are a guest of the Company. You should be prepared to present photo identification for admittance. If you are a registered stockholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Stockholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on the Record Date for voting. Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on the Record Date. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting

Important Notice Regarding Internet Availability of Proxy Materials For The Annual Meeting Of Stockholders: This proxy statement, the accompanying form of proxy card and CNS’s Annual Report (the “Annual Report”) on Form 10-K are available at www.cnsresponse.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

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If you have any questions or require any assistance with voting your shares, please contact:

Paul Buck, CFO
CNS Response, Inc.
pbuck@cnsresponse.com

By order of the Board of Directors,

/s/ Paul Buck
Paul Buck
Secretary

Aliso Viejo, California

October [XX], 2015

IMPORTANT: Whether or not you expect to attend the annual meeting in person, we urge you to submit a completed WHITE proxy card to vote your shares. This will help ensure the presence of a quorum at the annual meeting. Promptly voting your shares will help to save CNS the expense of additional solicitations. As described in the accompanying proxy statement, submitting your WHITE proxy card now will not prevent you from voting your shares at the annual meeting if you desire to do so. Please mail your proxy card in the envelope provided or fax the card to CNS at 1-866-867 4446 or to American Stock Transfer & Trust Company at 1-718-765-8730.

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CNS RESPONSE, INC.

THIS PROXY STATEMENT ALSO INCLUDES THE WHITE PROXY CARD FOR YOUR USE IN VOTING FOR THE ELECTION OF DIRECTORS, THE AMENDMENTS OF THE COMPANY’S CHARTER WITH REGARD TO AUTHORIZED COMMON STOCK AND THE RATIFICATION OF THE INDEPENDENT AUDITORS.

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CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 28, 2015

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of CNS Response, Inc., a Delaware corporation (“CNS,” the “Company,” “we,” “our,” or “us”) for use in connection with CNS’s annual meeting of stockholders (the “annual meeting” or the “meeting”), to be held on Wednesday, October 28, 2015 at 9:00 a.m., EDT, at 420 Lexington Avenue, Suite 350, New York, NY 10170. This proxy statement, the enclosed WHITE proxy card and the Company’s 2014 Annual Report on Form 10-K are being sent to stockholders entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS URGES YOU TO RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE.

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QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

We are sending you this proxy statement because the Board is soliciting your proxy to vote at our annual meeting. This proxy statement provides information regarding the matters that we will act on at the annual meeting and summarizes the information you need in order to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares of our common stock, par value $0.001 per share (“Common Stock”). Please read this proxy statement, as it contains important information you need to know to vote at the annual meeting.

When and where will the annual meeting take place?

The annual meeting will be held on Wednesday, October 28, 2015 at 9:00 a.m., EDT, at 420 Lexington Avenue, Suite 350, New York, NY 10170.

Who is soliciting my vote?

This proxy statement and the WHITE proxy card are provided in connection with the solicitation of proxies by our Board for the annual meeting. Proxy materials, including this proxy statement and the WHITE proxy card, were filed by us with the Securities and Exchange Commission on October [XX], 2015, and we are first making this proxy statement available to stockholders on or around October [XX], 2015.

What am I being asked to vote on?

At the annual meeting, stockholders of record as of September 18, 2015 will be entitled to vote in the election of directors (referred to as “Proposal No.1”). Our nominees for director are:

• Robin Smith	• John Pappajohn
• Robert Follman	• Andrew Sassine
• Zachary McAdoo	• Michal Votruba
• Geoffrey Harris

At this meeting, CNS stockholders will vote on the proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to change the name of the Company from “CNS Response, Inc.” to “MYnd Analytics, Inc.” (referred to as “Proposal No. 2” or the “Name Change Proposal”)

Furthermore, CNS stockholders will also vote to on the proposal to approve an amendment to the Company’s Charter to increase the number of shares of Common Stock authorized for issuance under the Charter from 180,000,000 to 500,000,000 (referred to as “Proposal No. 3” or the “Authorized Share Amendment Proposal”).

Additionally, CNS stockholders will vote on the proposal to amend our Charter to effect a reverse stock split of our Common Stock, by a ratio of not less than 1-for-10 and not more than 1-for-200, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (referred to as “Proposal No. 4” or the “Reverse Stock Split Proposal”).

Penultimately, CNS stockholders will vote to ratify the selection by the Audit Committee of Anton & Chia LLP as our independent registered accounting firm for the fiscal year ending September 30, 2015 (referred to as “Proposal No. 5”).

Finally, CNS stockholders will transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

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How does the Board recommend that I vote?

Our Board believes that it is in the best interest of CNS and its stockholders to approve the following:

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES (PROPOSAL 1).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO “MYnd ANALYTICS, INC.” (PROPOSAL 2)

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED SHARE AMENDMENT PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 180,000,000 SHARES TO 500,000,000 SHARES (PROPOSAL 3).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, TO BE EFFECTED AT A SPECIFIC RATIO WITHIN A RANGE FROM 1 FOR 10 TO 1 FOR 200, AND TO AUTHORIZE THE BOARD OF DIRECTORS TO DETERMINE, AT ITS DISCRETION, THE TIMING OF THE AMENDMENT, IF ANY, AND THE SPECIFIC RATIO OF THE REVERSE STOCK SPLIT (PROPOSAL 4).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM (PROPOSAL 5).

How are my shares of Common Stock voted if I give you my proxy?

Unless you give other instructions on your WHITE proxy card, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of our Board. This means that if you return an executed WHITE proxy card to us and:

•	do not withhold authority to vote for the election of any of the director nominees, all of your shares of Common Stock will be voted for the election of each director nominee;

•	withhold authority to vote your shares of Common Stock for any director nominee, none of your shares of Common Stock will be voted for that candidate, but all of your shares of Common Stock will be voted for the election of each director nominee for whom you have not withheld authority to vote;

•	do not specify how to vote on any of the Proposals numbered 2 through 5, your shares will be voted “FOR” such proposals.

The above description is subject to the “broker non-vote” limitation described under “How do I vote?” below.

Who may vote at the annual meeting?

Our Common Stock is the only class of voting shares. Holders of record of our Common Stock at the close of business on September 18, 2015, the Record Date for the annual meeting, are entitled to vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes do I have?

CNS stockholders have one vote for each share of Common Stock owned on the Record Date on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

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How many votes may be cast by all stockholders?

As of the close of business on September 18, 2015, 101,667,409 shares of our Common Stock were outstanding and each share is entitled to one vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote by attending the annual meeting and voting in person or by submitting a proxy. The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may vote your shares by completing, dating and signing the WHITE proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope we are providing to you. You also have the option of submitting your proxy electronically via email or by fax by following the instructions described below. You also have the right to vote in person at the meeting, and if you choose to do so, you can bring the enclosed WHITE proxy card or vote using the ballot provided at the annual meeting.

If you vote by proxy, your shares will be voted at the annual meeting in the manner specified by you, if any. If you sign, date and return your WHITE proxy card, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under “How are my shares of Common Stock voted if I give you my proxy?”

•	“Street name” holders: If you hold your CNS shares in street name, you are what is commonly known as a “beneficial owner,” and you should receive a notice from your broker, bank or other nominee that includes instructions on how to vote your CNS shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. You also may request paper copies of the proxy statement and WHITE proxy card from your broker. Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you hold your shares in street name and do not provide your broker with specific voting instructions regarding the election of directors, the broker will not be able to vote your shares on your behalf with respect to Proposals 1, 2, 3 and 4 because the broker does not have discretionary authority to vote on certain non-routine items, such as director elections, charter amendments and the adoption of equity incentive plans (so-called “broker non-votes”) — the broker must receive voting instructions from you as the beneficial owner of the shares.

Even if you plan to attend the annual meeting, we ask that you vote your shares in advance using the WHITE proxy card so that your vote will be counted if you later decide not to attend the annual meeting.

To vote for our nominees — Robin Smith, John Pappajohn, Robert Follman, Zachary McAdoo, Andrew Sassine, Geoffrey Harris and Michal Votruba — and to approve Proposals 2 through 5, you must follow the instructions on the WHITE proxy card or attend the annual meeting in person and vote by written ballot.

If you have any questions about how to ensure that your shares are voted at the annual meeting in accordance with your wishes, please contact:

George Carpenter CEO

CNS Response, Inc.

gcarpenter@cnsresponse.com

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Can I send in my proxy by fax or by email?

Yes. You may fax your completed and signed proxy card to us at (866) 867 4446. You also may fax your completed and signed proxy card to American Stock Transfer & Trust Company at 718-765-8730. You also may email a completed and signed proxy card to us by scanning your completed and signed proxy card and emailing it to the attention of Paul Buck at pbuck@cnsresponse.com.

How many votes must be present to hold the annual meeting?

A quorum must be present for business to be transacted at the annual meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Based on shares of our Common Stock outstanding on the Record Date, 50,833,705 shares of our Common Stock must be present either in person or by proxy for a quorum.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the annual meeting and transact business, we urge you to vote as soon as possible by submitting the WHITE proxy card.

What vote is required to elect the directors?

When a quorum is present, a plurality of the votes cast by the stockholders entitled to vote at the election of directors is required for the election of directors. This means that the seven nominees receiving the highest number of affirmative votes will be elected to the Board. There is no cumulative voting in the election of directors.

What vote is required to approve the other proposals put before the Stockholders?

When a quorum is present, the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the matter, will be required to approve each of the proposals put before the stockholders. A quorum is represented by 50,833,705 shares of the 101,667,409 issued and outstanding at the close of business on the Record Date, September 18, 2015.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the annual meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•      Record holders:   If you hold your CNS shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the annual meeting by (i) delivering to CNS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy, (iii) submitting another proxy by email or fax relating to the same shares and bearing a later date than the original proxy, or (iv) attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.

•      “Street name” holders:   If you hold your CNS shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

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Will any other business be conducted at the annual meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the annual meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise). With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our Board or, if no recommendation is given, in their own discretion.

May I vote in person?

Yes. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in street name, you must bring to the annual meeting a “legal proxy” from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the annual meeting.

What do I need for admission to the annual meeting?

You are entitled to attend the annual meeting in person only if you are a stockholder of record or a beneficial owner of our stock as of the close of business on September 18, 2015, or if you hold a valid proxy for the annual meeting. To attend the meeting, you must bring with you:

•	photo identification; and

•	if you hold in “street name,” you should provide proof of beneficial ownership on the Record Date, a copy of the WHITE voting-instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification.

If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the annual meeting.

The use of cameras, recording devices and other electronic devices at the annual meeting is prohibited, and such devices will not be allowed in the meeting or any other related areas, except by credentialed media. We realize that many cellular phones personal digital assistants have built-in digital cameras and voice recorders, and while you may bring these into the meeting venue, you may not use the camera or recording function at any time.

What happens if the annual meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related WHITE proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our Board, and any cost of soliciting your vote on behalf of the Board. We also pay all annual meeting expenses.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the annual meeting will be approximately $25,000. Although unlikely, we may decide to engage a proxy solicitation firm to assist with the solicitation of proxies in which case the additional cost of the proxy solicitation firm to be borne by us will be approximately $10,000.

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May I access the proxy materials for the annual meeting on the Internet?

Under recently implemented rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including the WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of WHITE proxy card and the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended September 30, 2014 are available at www.CNSResponse.com.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Proposal No. 1 is for the election of seven directors to hold office until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our Charter provides that the number of directors of the Company shall be fixed from time to time by our Board. The Board has fixed the number of directors at seven.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” all of the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the board of directors to fill any vacancy, or, alternatively, the Board may determine to reduce the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Proxies may not be voted for more than seven directors. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected. Stockholders may not cumulate votes in the election of directors.

The Board has nominated and proposes the election of the following nominees as directors:

•	Robin Smith	•	John Pappajohn
•	Robert Follman	•	Andrew Sassine
•	Zachary McAdoo	•	Michal Votruba
•	Geoffrey Harris

The principal occupation and certain other information about the nominees and certain executive officers are set forth under “Information Regarding the Board of Directors and Committees and Company Management.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

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PROPOSAL 2 – NAME CHANGE PROPOSAL.

The Company is asking its stockholders to approve an amendment to its Charter to change the name of the Company from “CNS Response, Inc.” to “MYnd Analytics, Inc.” (the “Name Change Amendment”). Our Board believes that adopting the new corporate name is in the best interests of our Company and our stockholders and that the new name will more accurately reflect our anticipated future operations. The new name is intended to be indicative of the analytic nature of the information relating to positive outcomes and to emphasize the personalized nature of the treatment that may be afforded to patients.

The Name Change Amendment will not effect any change in our business or management and will not change the location of our principal executive offices. Our Common Stock is currently quoted on the OTCQB Venture Marketplace (the “OTCQB”) under the symbol “CNSO” and will continue to be quoted on the OTCQB after the Name Change Amendment becomes effective. Once the Name Change Proposal is approved by our stockholders and the Name Change Amendment is filed with the Secretary of State for the State of Delaware, we will apply to the appropriate authorities to modify the Company’s stock symbol to better reflect such change of name and expect to be issued a new trading symbol.

In anticipation of the approval of the Name Change Proposal we have reserved the following web-site addresses:

                www.myndanalytics.com and www.myneurodata.com

The Board has unanimously approved (subject to stockholder approval) the Name Change Amendment to effect this Name Change Proposal, and declared that it is advisable for the stockholders to approve such an amendment.

Filing of Amendment to Charter

Following the approval of the Name Change Proposal, the Company will file the Name Change Amendment to the Charter, substantially in the form of Annex A to this proxy statement, with the Secretary of State for the State of Delaware. Such amendment to our Charter may be combined with certain other proposed amendments to our Charter (i.e., Authorized Share Amendment and/or Reverse Stock Split Amendment) as more fully set forth herein, upon approval of such proposed Charter amendments by our stockholders.

Vote Required

The Delaware General Corporation Law provides that the Name Change Amendment must be approved by a majority of the issued and outstanding voting securities as of the Record Date entitled to vote at the annual meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL.

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PROPOSAL 3 – AUTHORIZED SHARE AMENDMENT PROPOSAL

The Board has approved (subject to stockholder approval) an amendment to our Charter to increase the number of authorized shares of our Common Stock, from 180,000,000 to a total of 500,000,000 shares (the “Authorized Share Amendment”). This represents an increase of 320,000,000 shares.

As of the Record Date, the Company had: (i) 101,667,409 shares of Common Stock issued and outstanding (which does not include 750,000 shares of restricted Common Stock granted on August 20, 2015 to Dr. Robin L. Smith, our Chairman of the Board, which shares have not yet been issued), and (ii) no shares of preferred stock issued and outstanding. The Charter currently provides that the Company is authorized to issue 180,000,000 shares of Common Stock. If the Company’s stockholders approve this Authorized Share Amendment Proposal, the full text of the Amendment would be as follows:

“ARTICLE IV

CAPITAL STOCK

Section 4.A.   The total number of shares of stock which the Company shall have authority to issue is Five Hundred Fifteen Million (515,000,000).

Section 4.B.   Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.”

*        *        *

Assuming stockholder approval of the Authorized Share Amendment Proposal, then following the filing of the Authorized Share Amendment with the Secretary of State for the State of Delaware, in substantially the form attached hereto as Annex B, the total number of authorized shares of all classes of our capital stock would be 515,000,000, consisting of 500,000,000 shares of Common Stock, and 15,000,000 shares of Preferred Stock. In addition, upon effectiveness of the Authorized Share Amendment, we will have approximately 320,000,000 shares of Common Stock that would be authorized and available for issuance, and 15,000,000 shares of Preferred Stock authorized and available for issuance.

The Board of Directors approved the increase in authorized shares of Common Stock primarily to give the Company needed and appropriate flexibility to issue shares for future corporate, including financing, needs. The newly authorized shares of Common Stock may be issued by the Board at its discretion, subject to any further stockholder action required in the case of any particular issuance, including under the Company’s organizational documents, applicable law, agreements or contracts, regulatory authorities, and/or the rules of any exchange on which our shares of Common Stock may in the future be listed. The shares of Common Stock would be issuable for any proper corporate purpose, including without limitation, capital raising transactions of equity or convertible debt securities, issuance for interest payments earned on the Notes (as defined below) that may become due upon conversion of the Notes; issuance upon conversion or redemption of convertible notes that may be issued in the future, future acquisitions or other investment opportunities, stock dividends, issuance under current or future equity compensation plans, including the 2012 Omnibus Incentive Compensation Plan, as amended, or for any other corporate purposes.

Purpose of the Proposal

The Board believes that the increase in the number of shares of authorized Common Stock is in the best interests of the Company and its stockholders because the additional 320,000,000 authorized shares will provide the Company with needed ability to raise additional funds to continue its operations and fund business development initiatives. The Company needs additional funds immediately to continue its operations. To date, the Company has financed its cash needs primarily through equity offerings and debt financings. Until the Company can generate a sufficient amount of revenues to finance its cash requirements, which it may never do, the Company has to finance future cash needs primarily through public or private equity offerings, debt financings, borrowings or strategic collaborations. Accordingly, the additional authorized shares will allow the Company to issue additional shares in the future to take advantage of market conditions or strategic opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Other than with respect to the potential issuance of approximately 3.5 million shares of Common Stock, representing our obligation to issue shares in satisfaction of our obligation to pay interest earned on the Notes through March 21, 2016, which shares would become issuable only upon conversion of the Notes, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed Authorized Share Amendment. As interest continues to accrue on the Notes, the number of shares of Common Stock that we will be obligated to issue will increase further. The newly authorized shares of Common Stock will be available for issuance at the discretion of the Board of Directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed Authorized Share Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

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Effect of the Proposal

The additional 320,000,000 authorized shares of Common Stock will have rights identical to our currently authorized and outstanding shares of Common Stock. Accordingly, effecting the proposal to increase the number of shares of Common Stock will not affect any rights of stockholders and par value will remain unchanged at $0.001 per share. The following factors, however, may impact holders of our Common Stock or convertible debt securities:

Possible dilution from future issuance of additional shares. The interests of the holders of our Common Stock and convertible debt securities could be diluted substantially as a result of the increase in the number of authorized shares of our Common Stock from 180,000,000 to 500,000,000 shares. Any future issuance of additional authorized shares in future financings using our Common Stock could dilute future earnings per share, book value per share and voting power of existing stockholders. Depending upon the circumstances under which such shares are issued, such issuance may reduce stockholders’ equity per share and may materially reduce the percentage ownership of our Common Stock of existing stockholders.

Possible anti-takeover effect from future issuances of additional shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock. Our Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover. A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of stockholders, and it may be more difficult for our stockholders to obtain an acquisition premium for their shares or to remove incumbent management. Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the Amendment was approved for the reasons stated above, and the Board of Directors did not adopt the Amendment with the intent that it be utilized as a type of anti-takeover device.

Filing of Amendment to Charter

Following the approval of the Authorized Share Amendment Proposal, the Company will file the Authorized Share Amendment to the Charter, substantially in the form of Annex B to this proxy statement, with the Secretary of State for the State of Delaware, irrespective of whether any other amendments to our Charter are approved by our stockholders. Such amendment to our Charter may (but is not required to) be combined with certain other proposed amendments to our Charter (i.e., Name Change Amendment and/or Reverse Stock Split Amendment) as more fully set forth herein, upon approval of such proposed Charter amendments by our stockholders.

Vote Required

The Delaware General Corporation Law provides that Authorized Share Amendment Proposal must be approved by a majority of the issued and outstanding voting securities as of the Record Date entitled to vote at the annual meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE AMENDMENT PROPOSAL.

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PROPOSAL 4 –REVERSE STOCK SPLIT PROPOSAL

The Board has adopted resolutions recommending that the stockholders approve an amendment (the “Reverse Stock Split Amendment”) to the Charter to effect the Reverse Stock split of the Company’s issued and outstanding Common Stock (the “Reverse Stock Split Proposal”). If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a Reverse Stock Split at a later time and at any time until the next meeting of the Company’s stockholders which are entitled to vote on such actions, by a ratio of not less than 1-for-10 and not more than 1-for-200, with the exact ratio to be determined by our Board in its sole discretion. The Reverse Split will be effectuated pursuant to the Reverse Stock Split Amendment, substantially in the form which has been attached hereto as Annex C, if at all.

Effects of Reverse Split

Following the effectiveness, if any, of a Reverse Split, current stockholders shall be issued fewer shares of Common Stock, with such number of shares dependent on the Reverse Ratio ratified by the Board. For example, if the Board approves of a 1-for-100 Reverse Split, a stockholder owning 1000 shares of Common Stock prior to such Reverse Split would hold 10 shares of Common Stock following such Reverse Split. THE HIGHER THE REVERSE RATIO (1-FOR-150 BEING HIGHER THAN 1-FOR-50 FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Split and the Reverse Ratio to be used, the Board will consider, primarily the satisfaction of the listing requirements of NASDAQ and its ability to proceed with a public offering of its securities. It may also consider among other things: (i) the market price of the Common Stock at the time of the Reverse Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of Common Stock available for issuance in the future; (v) the liquidity of the Common Stock in the market and the improved liquidity that will result; and (vi) the nature of the Company’s operations. The Board shall maintain the right to elect not to proceed with the Reverse Split if it determines, at its sole discretion, that we will not be able to satisfy the listing requirements of NASDAQ, proceed effectively with a public offering or if this proposal is otherwise no longer in the best interests of the Company.

The amendment will not change the terms of the Common Stock. After the reverse stock split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Each stockholder’s percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the reverse stock split, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

Purposes of the Reverse Split

In the event that we file a Registration Statement to undertake a public offering of our Common Stock, an investment banker, in all likelihood, will advise us that as a condition to completing our public offering, we will need to list our shares on NASDAQ. Our Board anticipates that a public offering is likely and would probably be in our best interests of the Company and stockholders as it would finance our operations and may provide substantially more liquidity for our stockholders. The timing of such public offering would be determined by the Board subject to satisfactory conditions necessary to for its successful completion. At the appropriate time, by amending the Charter and thereby effecting the stock split, the Company anticipates that it will be able to satisfy the stock price condition for listing on NASDAQ, and if it satisfies all of the other listing criteria, proceed with a public offering, satisfy its financing needs and provide more liquidity for its stockholders.

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The Board believes that in the future the amendment will allow us to (i) continue to finance the Company until it can generate positive cash flow; (ii) if we can successfully list on NASDAQ, create a new marketplace for our shares and increase our visibility, encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus improve liquidity (iii) create a capital structure that better reflects a potentially profitable company; (iv) better match the number of shares outstanding with the size of the Company in terms of market capitalization, stockholders’ equity, operations and potential earnings; (v) better enable us to raise funds to finance our possible sales and marketing activities; and (vi) facilitate higher levels of institutional stock ownership where investment policies generally prohibit investments in lower-priced securities.

Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the possible higher market price resulting from the Reverse Split may, to some extent, reduce the negative effects on the marketability and liquidity of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above.

The purpose of seeking stockholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Split. Following the approval of this corporate action, the Board will effect a Reverse Split only upon the Board’s determination that a Reverse Split would be in the best interests of the Company at that time. If the Board were to effect a Reverse Split, the Board would set the timing for such a split and select the specific ratio to satisfy the exchange listing requirements as set forth below. No further action on the part of stockholders will be required to either implement or abandon the Reverse Split. If the Board determines to implement the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio the Board selects.

Risks Associated with the Reverse Split

Stockholders should note that the effect of the Reverse Split upon the market price for our Common Stock cannot be predicted accurately. In particular, we cannot assure you that prices for shares of our Common Stock after the Reverse Split will be proportional to the elected reverse split ratio based on the prices for shares of our Common Stock immediately prior to the Reverse Split. The market price of our Common Stock may also be affected by other factors which may be unrelated to the Reverse Split or the number of shares outstanding. Furthermore, even if the market price of our Common Stock does rise following the Reverse Split, we cannot assure you that the market price of our Common Stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our Common Stock.

While we aim that the Reverse Split will be sufficient to list our shares of Common Stock on NASDAQ, it is possible that, even if the Reverse Split results in a bid price for our Common Stock that exceeds $4.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our Common Stock on NASDAQ. To continue to have our Common Stock eligible for continued listing on NASDAQ, we would also need to satisfy additional criteria under at least one of the three standards. Under Equity Standard Listing Rules, these criteria require, in addition to the minimum bid price, that:

•	we have stockholders’ equity of at least $5 million;
•	a market value of one million or more publicly held shares of at least $15 million (publicly held defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);
•	there be at least 300 stockholders;
•	there be at least three market makers for our Common Stock; and
•	we comply with certain corporate governance requirements.

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We believe that we will satisfy all of these listing criteria; however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split, particularly if the share price does not increase as a result of the Reverse Split.

If the Reverse Split is implemented, some stockholders may consequently own less than 100 shares of Common Stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Split may be required to pay higher transaction costs if they sell their shares in the Company.

Finally, we cannot assure any of our stockholders that we will be able to consummate a public offering of our shares or that if we complete the reverse stock split, that our share price will maintain a level above $4.00 or that the underwriter will be able to complete a public offering of our shares.

Anti-takeover effects of a Reverse Split

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Even though the Reverse Split is accompanied by a reduction in the number of the authorized shares of our Common Stock, depending on the Reverse Ratio effected by the directors, the amendment may result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in the authorized number of shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board is not aware of any attempt to take control of our business and the Board has not considered the Reverse Split to be tool to be utilized as a type of anti-takeover device.

Common Stock

After the effective date of the Reverse Split, each stockholder will own less shares of our Common Stock. At the time of the Reverse Split, there will not be a reduction in the number of authorized shares of Common Stock then authorized by our Charter, as it may be amended by the Authorized Share Amendment.

Depending on the Reverse Ratio effected by the Board, a Reverse Split would also result in a significant increase in the number of authorized and unissued shares of Common Stock. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock. If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose. However, due to the Company’s need for additional capital the issuance of newly available authorized shares is inevitable.

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This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of Common Stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Split.

Exchange of Certificate and Elimination of Fractional Share Interests

Upon the effectiveness of the Reverse Split, a certain number of shares of our Common Stock (depending on which Reverse Split ratio is chosen) will automatically be changed into one share of Common Stock. Holders of our Common Stock will not be required to exchange their certificates representing shares of Common Stock held prior to the Reverse Split for new certificates representing shares of Common Stock. Therefore, it is not necessary for you to send us your stock certificates. If, however, a stockholder wishes to exchange such stockholder’s certificates, the stockholder may do so by surrendering its certificate to the Company’s transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a stockholder with a fraction of a share, the number of shares due to the stockholder shall be rounded up. For example, if the proposed Reverse Split leaves an individual stockholder with one and one half shares, the stockholder will be issued, post proposed Reverse Split, two whole shares. If an individual stockholder would own less than one share, the stockholder will be issued, post proposed Reverse Split, one whole share.

No Dissenters Rights

In connection with the approval of the Reverse Split, stockholders of the Company will not have a right to dissent and obtain payment for their shares under the Delaware General Corporation Law, the Certificate or bylaws.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the stockholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a stockholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each stockholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such stockholder related to the reverse split.

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No gain or loss should be recognized by a stockholder upon his or her exchange of pre-Reverse Split shares for post-Reverse Split shares except for those associated with any additional shares the stockholder receives as a result of rounding up any post-Reverse Split fractional shares. The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split should be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares. The stockholder’s holding period for the post-Reverse Split shares should include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Vote Required

The Delaware General Corporation Law provides that the Reverse Stock Split Proposal must be approved by a majority of the issued and outstanding voting securities as of the Record Date entitled to vote at the annual meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Board of Directors has appointed Anton & Chai LLC (“AnC”) as our independent registered public accountants for the fiscal year ending September 30, 2015. Although we are not required to have the stockholders ratify the selection of AnC as our independent auditors, we are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain AnC but may retain such independent auditors in any event.  Even if the selection is ratified, the Board of Directors, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.  Representatives of AnC will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES AND COMPANY MANAGEMENT

The following table sets forth the name, age and position of each of our executive officers and directors as at September 28, 2015.

Name	Age	Position
Robin L. Smith	50	Chairman of the Board
John Pappajohn	87	Director
Robert J. Follman	71	Director
Geoffrey E. Harris	53	Director
Andrew H. Sassine	51	Director
Michal Votruba	50	Director
Zachary McAdoo	42	Director
George C. Carpenter IV	57	President and Chief Executive Officer
Paul Buck	59	Chief Financial Officer and Secretary

Directors

Robin L. Smith, Chairman of the Board of Directors

Robin L. Smith, MD joined our Board of Directors as its Chairman on August 20, 2015. Dr. Smith is currently also the Chairman of the Board of Directors of Caladrius Biosciences (formerly NeoStem) (NASDAQ:CLBS), an emerging cellular therapy business, was Executive Chairman of NeoStem from January 2015 through June 2015 after having previously served as Chairman and Chief Executive Officer of Caladrius Biosciences from 2006 to 2015.  Dr. Smith has an extensive and diversified background in health care, sales and marketing, business development and management. Her previous experience includes serving as President and Chief Executive Officer of IP2M, a multi-platform media company specializing in healthcare, where under her leadership, the company was selected as being one of the 10 fastest growing technology companies in Houston. She also previously held the position of Executive Vice President and Chief Medical Officer for HealthHelp, Inc., a National Radiology Management company. Dr. Smith has acted as a senior advisor to, and investor in, both publicly traded and privately held companies where she has played a significant role in restructuring and/or growing such businesses.

Dr. Smith also currently serves on the Board of Directors of Signal Genetics (NASDAQ: SGNL). She served on the Board of Trustees of the NYU Langone Medical Center and is past Chairman of the Board of Directors for the New York University Hospital for Joint Diseases. Currently, Dr. Smith is the President and Chairman of the Board of Directors of The Stem for Life Foundation, a non-profit entity that seeks to create a movement to accelerate development of cell therapies which are believed to hold the promise to cure many of the world’s most debilitating illnesses as opposed to merely treating their symptoms. She also serves on the Board of Directors of the Science and Faith STOQ Foundation in Rome, as well as on the Capital Formation Committee of the Alliance for Regenerative Medicine. Dr. Smith earned her M.D. from Yale University and her M.B.A. from the Wharton School of Business.

Dr. Smith was selected to serve as our Chairman of the Board because of her extensive experience in the management, marketing and funding of emerging medical technology companies.

John Pappajohn, Director

John Pappajohn joined our board of directors on August 26, 2009. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. Since 1994 he has served as a director on the board of public company American CareSource Holdings, Inc., Dallas, TX. During the past five years he has served on the boards of public companies Conmed Healthcare Management, Inc., PharmAthene, Inc. and Spectrascience, Inc. Mr. Pappajohn also currently serves as Chairman of the Board of Cancer Genetics, Inc. Mr. Pappajohn was chosen to serve as a director of our company because of his unparalleled experience serving as a director of more than 40 companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industries for more than 40 years, and by founding and supporting several public healthcare companies. Mr. Pappajohn devotes such portion of his time to his role as a director of CNS Response as is required to properly fulfill his duties in that role.

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Robert J. Follman, Director

Robert J. Follman joined our Board of Directors on February 25, 2013. Mr. Follman is President and CEO of R.A. Industries Inc., one of the leading producers of complex multi-axis components for the aerospace, nuclear, petroleum and other commercial industries, and has served in that position since 1976. He is also President and CEO of Markall Incorporated, a related company that produces and markets electro-mechanical assemblies for the same markets. Mr. Follman is a longtime supporter of many local and national charitable organizations and is active in many community and civic affairs. He has a long history of supporting the UC Irvine Diabetes Center, among other organizations. Mr. Follman was selected to serve as a director because of his leadership experience, having served as an executive officer, and his influence as a business and civic leader.

Geoffrey E. Harris, Director

Geoffrey E. Harris joined our board on July 30, 2015. Mr. Harris is a portfolio manager and managing partner at c7 Advisors, a money management and healthcare advisory firm focused on small-to-middle market healthcare companies. Prior to his position with c7 Advisors, Mr. Harris served as Managing Director and co-head of the Cantor Fitzgerald Healthcare Investment Banking Group from 2011 to 2014, and was a Healthcare Investment Banker with Gleacher & Company from 2009 to 2011. Mr. Harris has over thirty years combined experience as a healthcare analyst and portfolio manager for biotechnology and life sciences companies. Mr. Harris graduated from MIT’s Sloan School of Management with an MS in Finance Management. Mr. Harris serves as a director on the boards of Cancer Genetics, Inc. (NASDAQ: CGIX) a molecular diagnostics company, American Care Source, Inc. (NASDAQ: ANCI) a healthcare services company, and two privately held companies, Amperic, Inc. an Internet of Things remote sensing company and PointRight, a healthcare data analytics company. Mr. Harris also serves on the Audit Committee of Cancer Genetics, Inc. Mr. Harris was selected to serve on our board for his significant healthcare, finance and transactional experience. Furthermore, his financial, analytical and audit committee experience make him well suited to Chair our Audit Committee.

Andrew H. Sassine, Director

Andrew H. Sassine joined our Board of Directors on February 25, 2013. Mr. Sassine worked as a portfolio manager for Fidelity Investments (“Fidelity”) from 1999 to 2012. Between 2004 and 2011, he managed Fidelity Small Cap Stock Fund, Fidelity International Small Cap Opportunities Fund and Fidelity Advisor International Small Cap Opportunities Fund. Mr. Sassine joined Fidelity in 1999 as a high yield research analyst covering the Telecommunications, Satellite, Technology, Defense and Aerospace, and Restaurant Industries. In 2001, he joined the international group as a research analyst covering small and mid-cap international stocks. Prior to joining Fidelity, Mr. Sassine was a vice president in the Acquisition Finance Group at Fleet National Bank. Prior to joining Fleet, he managed a portfolio of highly leveraged middle market companies at Continental Bank and Heller Financial in Chicago. Mr. Sassine has been a member of the Henry B. Tippie College of Business, University of Iowa, Board of Advisors since 2009 and the Clarke Schools for Hearing and Speech, Board of Trustees since 2009. Mr. Sassine earned a B.A. degree at the University of Iowa in 1987 and an M.B.A. from the Wharton School at the University of Pennsylvania in 1993. Mr. Sassine was selected to serve as a director because of his extensive investment management experience.

Michal Votruba, Director

Michal Votruba joined our board on July 30, 2015. Since 2013, Mr. Votruba has been the Director of the Gradus/RSJ Life Sciences Fund, the largest dedicated fund in Central Europe with a portfolio of companies in Europe and the United States. Since 2010, he has served as a member of the board of PrimeCell Therapeutics a.s. as the Director of Global Business Development overseeing the expansion of the largest regenerative medicine company operating in Central Europe. In 2009, the Czech Academy of Sciences solicited Mr. Votruba’s expertise for the first successful privatization project of the Institute of Experimental Medicine in Prague: the newly created protocol established a precedent for future privatization projects in the Czech Republic. Mr. Votruba graduated as a Clinical Psychiatrist from the Medical Faculty of Charles University in Prague in 1989. Shortly thereafter, he emigrated from Czechoslovakia and developed his professional career in Canada and the USA. Since 2005, Mr. Votruba combined his theoretical and clinical experience in the field of Competitive Intelligence serving the global pharmaceutical industry for eight years as an industry analyst advising senior leaders of companies including Amgen, Novartis, Eli Lilly, Allergan, EMD, Serono and Sanofi. Mr. Votruba brings valuable expertise to the Board as a clinical psychiatrist and broad experience in the international marketing of innovative medical technologies.

Zachary McAdoo, Director

Zachary McAdoo joined our Board of Directors on November 21, 2011. Mr. McAdoo is the president of McAdoo Capital, Inc., a New York based investment firm founded in 2009 that focuses on investing in small and micro-cap public companies. McAdoo Capital, Inc. is the investment manager to the Zanett Opportunity Fund, Ltd., a Bermuda-based company. Mr. McAdoo was formerly the Chairman and Chief Executive Officer of Radioio, Inc. (OTCQB: RAIO), a publicly traded internet radio company, from August 2013 to April, 2015. From 2005 through 2008, Mr. McAdoo was an analyst and portfolio manager with the Zanett Group, a New York based family office. Prior to joining The Zanett Group, Mr. McAdoo worked for seven years for two other small cap investment firms. Mr. McAdoo graduated from McGill University in 1995 with a Bachelor of Arts degree in Psychology. In 2004 he became a CFA charter holder. In addition to his experience investing in healthcare services, diagnostics and medical device companies, Mr. McAdoo brings a direct-to-consumer marketing perspective to the Board through his experience of investing in companies across many industries that use direct marketing methods.

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Board Composition, Committees and Director Independence.

Our board of directors currently consists of seven members: Robin Smith, John Pappajohn, Zachary McAdoo, Robert Follman, Andrew Sassine, Michal Votruba and Geoffrey Harris. Messrs. Pappajohn, McAdoo, Follman and Sassine were elected at our annual meeting of stockholders held on May 13, 2014, and will serve until our next annual meeting or until his successor is duly elected and qualified. John Pappajohn was originally elected at our annual meeting of stockholders held on April 27, 2010. Zachary McAdoo was appointed to the Board at a meeting on November 21, 2011 following the resignation of Dr. Jerome Vaccaro on October 30, 2010. Walter Schindler was appointed to the Board at a meeting on December 10, 2012 following the resignation of Dr. Henry Harbin on November 18, 2012. Former directors George Carpenter, David Jones, Maurice De Wald and George Kallins all resigned on November 30, 2012 and Robert Follman, Thomas Tierney, Richard Turner and Andrew Sassine were nominated to the Board on December 10, 2012 and were empaneled on February 25, 2013, 10 days after the completion of the mailing to all stockholders of the information statement pursuant to Section 14(f) of the Securities Exchange Act of 1934. Subsequently, Mr. Tierney resigned on May 22, 2015, and at a Board Meeting on May 29, 2015, the size of the Board was reduced to five members. Mr. Schindler resigned on June 11, 2015. At a Board Meeting on July 30, 2015, the size of the Board was increased to nine members and Michal Votruba and Geoffrey Harris joined the Board. On August 20, 2015, Dr. Robin Smith joined the Board and was elected to be its Chair.

The Company’s securities are not listed on a national securities exchange or an inter-dealer quotation system that requires a majority of the Board of Directors to be independent. We nonetheless use the definition of “independence” under Rule 5602 of the NASDAQ Stock Market Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent. In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Certain Relationships and Related Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, all our Board members are “independent” directors as that term is defined in the NASDAQ Stock Market Rules.

Board Committees

Our Board of Directors established an audit committee and a compensation committee at a Board meeting held on March 3, 2010, and a governance and nominations committee at a Board meeting held on March 22, 2012. Each committee has its own charter, which is available on our website at www.cnsresponse.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below.

Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Harris (Chair), Mr. Sassine and Mr. McAdoo are the members of the audit committee. They are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined that Mr. Harris serves as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In his roles as Audit Committee Chair of another public company, as Managing Partner of a money management and healthcare advisory firm, as a senior investment banker, portfolio manager and health care research analyst, Mr. Harris has gained over 25 years of experience analyzing the financial statements of public companies, assessing the use of accounting methods employed by those companies and the financial acumen of their management.

The audit committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this committee include:

•	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;
•	approving the fees to be paid to the independent registered public accounting firm;
•	helping to ensure the independence of our independent registered public accounting firm;

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•	overseeing the integrity of our financial statements;
•	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;
•	reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;
•	reviewing and approving all related party transactions; and
•	overseeing our compliance with legal and regulatory requirements.

Compensation Committee

Our compensation committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers. Messrs. Pappajohn (Chair) and Votruba are the members of our compensation committee. The Board is expected to determine that both Mr. Pappajohn and Mr. Votruba are “independent” within the meaning of the NASDAQ Stock Market Rules and both members qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

The committee’s compensation-related responsibilities include:

•	assisting our Board of Directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•	reviewing and approving, on an annual basis, the corporate goals and objectives with respect to compensation for our chief executive officer;

•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

•	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;

•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

•	selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

Governance and Nominations Committee

The purpose of the governance and nominations committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Messrs. Follman, Sassine and Ms. Smith (Chair) are the members of our governance and nominations committee. The Board is expected to determine that they are “independent” within the meaning of the NASDAQ Stock Market Rules.

The committee’s responsibilities include:

•	Selecting director nominees. The governance and nominations committee recommends to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The governance and nominations committee would consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The governance and nominations committee may adopt, at its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our governance and nominations committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the Board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the governance and nominations committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board of Directors, whom the committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service. The governance and nominations committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

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•	Reviewing requisite skills and criteria for new Board members and Board composition. The governance and nominations committee reviews with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole.

•	Hiring of search firms to identify director nominees. The governance and nominations committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee.

•	Selection of committee members. The governance and nominations committee recommends to the Board of Directors, on an annual basis, the directors to be appointed to each committee of the Board of Directors.

•	Evaluation of the Board of Directors. The governance and nominations committee will oversee an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

•	Development of Corporate Governance Guidelines. The governance and nominations committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The governance and nominations committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The governance and nominations committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Committee Memberships and Meetings

The following table below sets forth the membership of each Committee:

Name of Director	Audit Committee	Compensation Committee	Governance and Nominations Committee
Robin Smith			Chair
John Pappajohn		Chair
Zachary McAdoo	Member
Robert Follman			Member
Andrew Sassine	Member		Member
Michal Votruba		Member
Geoffrey Harris	Chair

Board Meetings

During the fiscal year ended September 30, 2014, the Board held thirteen meetings; the Audit Committee held four meetings and an Ad Hoc Finance Committee of the Board held two meetings. Each incumbent director, except for Messrs. Turner and Sassine, attended 75% or more of the total number of meetings of the Board and the Board Committees of which he was as a member during the period he served as a director in fiscal year 2014. The Board of Directors did not meet in executive session during the fiscal year ended September 30, 2014.

The Company has not yet established a policy with respect to Board members’ attendance at its annual meetings.

Governance Agreements and Nominations Process

On March 28, 2015, the Company entered into a separate termination agreement with each of Equity Dynamics, Inc. (“EDI”) and SAIL Capital Partners (“SAIL”), in each case to immediately terminate the respective November 28, 2012 governance agreement (collectively, the “Governance Agreements”) that the Company had entered into with each of EDI and SAIL (collectively, the “Termination Agreements”). EDI is an entity owned by Mr. Pappajohn, a director of the Company, and SAIL is one of the Company’s principal stockholders of which a former director, Mr. Schindler, is the managing partner. Pursuant to the Governance Agreements, the Company had agreed, subject to providing required notice to stockholders, to appoint four individuals nominated by EDI and three individuals nominated by SAIL to the Company’s Board of Directors, and to create vacancies for that purpose, if necessary. In addition, at each meeting of stockholders of the Company at which directors were nominated and elected, the Company had agreed to nominate for election the four designees of EDI and the three designees of SAIL, and further had agreed to take all necessary action to support such election, and to oppose any challenges to such designees. The Governance Agreements also restricted the Company’s ability to increase the number of directors to more than seven without the consent of EDI and SAIL. Pursuant to the Termination Agreements, the Governance Agreements were terminated in their entirety as of March 28, 2015, and are of no further force or effect.

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With respect to our 2014 Annual Meeting of Stockholders, the Board of Directors had nominated Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Andrew Sassine and Richard Turner as the nominees for election. The methods used by the board of directors for identifying candidates for election as directors (other than those proposed by our stockholders, as discussed below) was pursuant to the abovementioned Governance agreement whereby four directors were nominated by Equity Dynamics and three directors were nominated by SAIL Capital Partners.

With respect to our 2015 Annual Meeting of Stockholders the Board of Directors has nominated Robin Smith, John Pappajohn, Robert Follman, Zachary McAdoo, Andrew Sassine, Geoffrey Harris and Michal Votruba. For each the nomination process included the solicitation of ideas for possible candidates from a number of sources — members of the board of directors; our senior management; individuals personally known to the members of the board of directors; and other research. The diversity of the background and field of expertise is a consideration for board membership. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The board also considers outside candidates for possible nomination for election.

A CNS stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the requisite provisions contained in our bylaws. Stockholders who desire the Board to consider a candidate for nomination as a director at the 2015 annual meeting must submit advance notice of the nomination to our Board a reasonable time prior to the mailing date of the proxy statement for the 2015 annual meeting (subject to the limitations described under ’Stockholder Proposals” below). The recommendation should be in writing and addressed to our Corporate Secretary.

A stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that we would be required to include in the proxy statement if our Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

Among other matters, our governance and nominations committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of CNS Response and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

•	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

•	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company. The Chairman of the Board is an independent, non-management role.

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Our Board of Directors believes that this leadership structure provides the most effective leadership model for our Company. By permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board of Directors believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. Our Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the audit committee with respect to financial risk. The audit committee meets before each quarterly filing on Form 10-Q or the annual filing on Form 10-K with management and the independent registered public accounting firm to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our Company. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

Stockholder Communications

Interested parties may communicate with any and all members of our Board of Directors by transmitting correspondence addressed to one or more directors by name at the address appearing on the cover page of this Information Statement. Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, at his discretion, forward only representative correspondence. The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Code of Ethics

Our Board of Directors has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to full and accurate reporting. The Code of Conduct is available on our website at www.cnsresponse.com and is also filed as an exhibit to our Annual Report on Form 10-K. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

George Carpenter, President and Chief Executive Officer

George Carpenter has been serving as our Chief Executive Officer since April 10, 2009, served as our President from October 1, 2007 until April 10, 2009 and was reappointed our President on April 29, 2011. As President until 2009, Mr. Carpenter’s primary responsibility involved developing strategy and commercializing our rEEG technology. Mr. Carpenter also served as a director from April 2009 until November 2012. From 2002 until he joined CNS in October 2007, Mr. Carpenter was the President and CEO of WorkWell Systems, Inc., a national physical medicine firm that manages occupational health programs for Fortune 500 employers. Prior to his position at WorkWell Systems, Mr. Carpenter founded and served as Chairman and CEO of Core, Inc., a company focused on integrated disability management and work-force analytics. He served in those positions from 1990 until Core was acquired by Assurant, Inc. in 2001. From 1984 to 1990, Mr. Carpenter was a Vice President of Operations with Baxter Healthcare, served as a Director of Business Development and as a strategic partner for Baxter’s alternate site businesses. Mr. Carpenter began his career at Inland Steel where he served as a Senior Systems Consultant in manufacturing process control. Mr. Carpenter holds an M.B.A. in Finance from the University of Chicago and a B.A. with Distinction in International Policy & Law from Dartmouth College.

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Paul Buck, Chief Financial Officer and Secretary

Paul Buck was appointed to the position of Chief Financial Officer effective February 18, 2010. Mr. Buck had been working with us as an independent consultant since December 2008, assisting management with finance and accounting matters as well as our filings with the U.S. Securities and Exchange Commission. Prior to joining us, Mr. Buck worked as an independent consultant since 2004 and has broad experience with a wide variety of public companies. His projects have included forensic accounting, restatements, acquisitions, interim management and system implementations. Mr. Buck, a Swiss national, was raised in Southern Africa and holds a B.Sc. degree in Chemistry and a B.Com degree, both from the University of Cape Town, South Africa. He started his career with Touche Ross & Co. in Cape Town and qualified as a Chartered Accountant. In 1985, Mr. Buck joined the Los Angeles office of Touche Ross & Co. where he was an audit manager. In 1991 he joined the American Red Cross Biomedical Services as the CFO of the Southern Californian Region. After five years with the organization, he returned to Deloitte & Touche as a manager in the Solutions Consulting Group. In 1998, Mr. Buck was recruited back to the American Red Cross Biomedical Services as CFO and became the Director of Operations for the Southern California Region until 2003. Mr. Buck works full-time for CNS.

Compensation Structure

Unless otherwise indicated, all stock-based amounts appearing in this Proxy Statement Form 14A have been adjusted to give effect to the 1-for-30 reverse stock split effective April 2, 2012.

Overview of Compensation Practices

Our executive compensation program is administered by the compensation committee.

Compensation Philosophy

Generally, we compensate our executive officers with a compensation package that is designed to drive Company performance to maximize stockholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and stockholders through equity-based compensation awards;

•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and

•	Performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the Company’s performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing stockholder value;

•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to achieve our goals, objectives and overall financial success;

•	Compensation of an executive is based on such individual’s role, responsibilities, performance and experience; and

•	Annual performance of our Company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

Compensation Elements

We compensate our executives through a variety of components, which may include a base salary, annual performance-based incentive bonuses, equity incentives, and benefits and perquisites, in order to provide our executives with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

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Base Salary

Base salary provides executives with a steady income stream and is based upon the executive’s level of responsibility, experience, individual performance and contributions to our overall success, as well as negotiations between the Company and such executive officer. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain talented executives. The Board typically sets base salaries for our executives at levels that it deems to be competitive, with input from our Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a portion of total pay opportunities for executives to the attainment of our Company’s performance goals. Annual incentive awards, when provided, act as a means to recognize the contribution of our executive officers to our overall financial, operational and strategic success.

Equity Incentives

Equity incentives are intended to align executive and stockholder interests by linking a portion of executive pay to long-term stockholder value creation and financial success over a multi-year period. Equity incentives may also be provided to our executives to attract and enhance the retention of executives and to facilitate stock ownership by our executives. The Board considers individual and Company performance when determining long-term incentive opportunities.

Health and Welfare Benefits

The executive officers participate in health and welfare and paid time-off benefits which we believe are competitive in the marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that have written employment agreements with us. Generally, such provisions are triggered in the event of involuntary termination of the executive without cause or in the event of a change in control. Please see the description of our employment agreements with each of George Carpenter and Paul Buck below for further information.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our executive officers with automobile allowances, consistent with current market practices.

Accounting and Tax Considerations

We consider the accounting and tax implications of all aspects of our executive compensation strategy and, so long as doing so does not conflict with our general performance objectives described above, we strive to achieve the most favorable accounting and tax treatment possible to the Company and our executive officers.

Process for Setting Executive Compensation; Factors Considered

When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual Company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years’ bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighting is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company’s long-term objectives.

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Summary Compensation Table

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ending September 30, 2014 and 2013 provided by (i) each person serving as our principal executive officer (“PEO”) or acting in a similar capacity during our fiscal year ended September 30, 2014, (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers on September 30, 2014 and whose total compensation exceeded $100,000 (collectively with the PEO referred to as the “named executive officers” in this Executive Compensation section).

Name and Principal Position	Fiscal Year Ended September 30,	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)		Total ($)
George Carpenter	2014	270,000	—	93,200	19,800	(3)	383,000
(President and Chief Executive Officer)	2013	228,300	—	57,800	20,100	(3)	306,200

Paul Buck	2014	208,000	—	100,700	18,100	(3)	326,800
(Chief Financial Officer)	2013	167,600	—	66,100	20,700	(3)	254,400

(1) Salaries for the fiscal years ended September 30, 2014 and 2013 which were accrued and paid as follows:

•	Pursuant to the Employment Compensation Forfeiture and Exchange Agreements dated December 16, 2013, $98,000 of Mr. Carpenter’s salary for fiscal year 2014 was forfeited in lieu of receiving options to purchase 435,000 shares of Common Stock at an exercise price of $0.25 per share (see below). During fiscal year 2014, Mr. Carpenter was paid $98,000 from accrued salary of which $52,500 had been accrued in fiscal year 2013 and $45,500 had been accrued in fiscal year 2012. As of September 2014, there was no accrued and unpaid salary owing to Mr. Carpenter.

•	For fiscal year 2013, $52,500 of Mr. Carpenter’s salary was accrued and unpaid as of September 30, 2013; of the $228,300 that was paid in fiscal year 2013, $10,800 had been accrued salary from fiscal year 2012.

•	Pursuant to the Employment Compensation Forfeiture and Exchange Agreements dated December 16, 2013, $106,500 of Mr. Buck’s salary for fiscal year 2014 was forfeited in lieu of receiving options to purchase 470,000 shares of Common Stock at an exercise price of $0.25 per share (see below). During fiscal year 2014, Mr. Buck was paid out $106,500 from accrued salary of which $40,400 had been accrued in fiscal year 2013 and $66,100 had been accrued in fiscal year 2012. As of September 2014, there was no accrued and unpaid salary owing to Mr. Buck.

•	For fiscal year 2013, $40,400 of Mr. Buck’s salary was accrued and unpaid as of September 30, 2013.

(2)	On October 8, 2013, the Board granted the following options to purchase shares of the Company’s Common Stock pursuant to the 2012 Option Plan at an exercise price of $0.25 per share which vested pro-rata over 12 months starting from the date of grant.

•	Mr. Carpenter was granted options to purchase 435,000 shares of Common Stock, valued at $93,200 using the Black Scholes Model. This was pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013, whereby the option grant was in lieu of receiving the first $98,000 of his fiscal year 2014 salary.

•	Mr. Buck was granted options to purchase 470,000 shares of Common Stock, valued at $100,700 using the Black Scholes Model. This was pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013 whereby the option grant was in lieu of receiving the first $106,000 of his fiscal year 2014 salary.

On December 10, 2012, the Board granted the following options to purchase the Company’s Common Stock under the 2012 Option Plan at an exercise price of $0.04718 per share which vested in increments of 12.5% at the beginning of each quarter starting with the date of grant.

•	Mr. Carpenter was granted 25,000 fully vested options to purchase Common Stock, valued at $1,200, for his services on the Board of Directors prior to stepping down from the Board. Mr. Carpenter was also granted 1,200,000 options to purchase shares of Common Stock, valued at $56,600. The combined value of these options was $57,800.

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•	Mr. Buck was granted 1,400,000 options to purchase shares of Common Stock, valued at $66,100.

The aggregate number of shares issuable upon exercise of options outstanding for the named executive officers at September 30, 2014 was: 1,825,631 shares for Mr. Carpenter, and 1,885,000 shares for Mr. Buck.

(3)	Relates to healthcare insurance premiums and Health Savings Account contributions paid on behalf of executive officers by the Company.

Narrative Disclosure to Summary Compensation Table

In connection with the November 28, 2012 closing of the Bridge Financing, the Company entered into Forfeiture and Exchange Agreements with its executive officers, George Carpenter and Paul Buck. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter and $66,083 for Paul Buck), in consideration for which the Company agreed to issue to such executives a certain number of shares of its Common Stock: 56,250 for George Carpenter and 66,083 for Paul Buck). Any remaining accrued salary was to remain outstanding and be paid (i) from time to time at the discretion of the Board of Directors to the extent the Board of Directors determines that such payment would not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. Additionally, where applicable, the executives agreed to waive receipt of, and release the Company from, the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the Common Stock, the per share value of which was not expected to be more than the conversion price of the October 2012 Bridge Notes which was $0.04718 per share.

On December 10, 2012, the Board approved the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Option Plan”) to increase the shares authorized for issuance under the 2012 Option Plan from 333,334 shares to 5,500,000 shares. The Board also granted to each of its three existing members as well as to each of the four New Board Members options to purchase 250,000 shares of its Common Stock pursuant to the 2012 Option Plan at an exercise price of $0.04718 per share. The options vest evenly over 36 months starting from the date of grant. The Board furthermore granted to each of the five former directors, which included George Carpenter, fully vested options to purchase 25,000 shares of its Common Stock pursuant to the 2012 Option Plan at an exercise price of $0.04718 per share. Finally, the Board granted to the Company’s executive officers options to purchase shares of its Common Stock pursuant to the 2012 Option Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares and Paul Buck 1,400,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant.

The 2012 Option Plan was approved by the Board on March 22, 2012, and was approved by the stockholders at the annual meeting on May 23, 2013. Consequently, all the option grants described above are approved.

On October 8, 2013, the Board granted to the Company’s two executive officers, Mr. Carpenter and Mr. Buck and two senior managers (combined “managers”) options to purchase shares of its Common Stock pursuant to the 2012 Option Plan, at an exercise price of $0.25 per share as follows: George Carpenter 435,000 shares, Paul Buck 470,000 shares, Stewart Navarre 385,000 shares and Brian MacDonald 310,000. These options vest evenly over 12 months starting from the date of grant. The four managers had agreed to forego a portion of their salaries in fiscal year 2014 as follows: George Carpenter $98,000, Paul Buck $106,500, Stewart Navarre $83,600 and Brian MacDonald $66,700. These executive officers and managers were paid their salaries which had been earned and accrued during fiscal years 2013 and 2012. The accruals which were paid were equivalent to the fiscal year 2014 salaries that they had agreed to forego in lieu of receiving the options pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013.

Since the Company had limited cash and cash equivalent resources as of September 30, 2014 and 2013, no bonuses were paid or accrued for our executive officers during the fiscal years ended September 30, 2014 and 2013.

Please refer to the footnotes to the Summary Compensation Table for a description of the components of All Other Compensation received by the named executive officers.

The following are summaries of employment agreements that we have entered into with respect to our two named executive officers. These summaries include, where applicable, a description of all payments the Company is required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

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Employment Agreements

George Carpenter

On October 1, 2007, we entered into an employment agreement with George Carpenter pursuant to which Mr. Carpenter began serving as our President. During the period of his employment, Mr. Carpenter received a base salary of no less than $180,000 per annum, which was subject to upward adjustment at the discretion of the Chief Executive Officer or our Board of Directors. On March 3, 2010, the Board of Directors increased the annual base salary of Mr. Carpenter to $270,000, with the increase in salary having retroactive effect to January 1, 2010. In addition, pursuant to the terms of his initial employment agreement, on October 1, 2007, Mr. Carpenter was granted an option to purchase 32,297 shares of our Common Stock at an exercise price of $26.70 per share pursuant to our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Carpenter’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between October 1, 2008 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Carpenter is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time.

 Mr. Carpenter’s employment is on an “at-will” basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of our company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

As of April 10, 2009, Mr. Carpenter was named Chief Executive Officer and a director of the Company and, on April 29, 2011, became our President again. This was a position he had held from the time that he had joined the Company in October 2007 through to April 10, 2009 when he was named Chief Executive Officer and Chairman of the Board. Mr. Carpenter resigned from the Board of Directors on November 30, 2012, and remains the President and Chief Executive Officer of the Company.

Paul Buck

On February 18, 2010, we entered into an employment agreement with Paul Buck pursuant to which Mr. Buck began serving as our Chief Financial Officer on an “at will” basis and was to be paid a salary of no less than $208,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or the Board of Directors of our company. Pursuant to his employment agreement, Mr. Buck also received an option to purchase 15,000 shares of our Common Stock on March 3, 2010, which options vest in 48 equal installments commencing on March 3, 2010. The options have an exercise price of $16.50 per share and were granted under our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between March 3, 2010 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between option grant date and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Buck is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time. As Mr. Buck’s employment is on an “at-will” basis, he may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Buck’s employment with or without cause. If we terminate Mr. Buck’s employment without cause or Mr. Buck involuntarily terminates his employment with us, Mr. Buck shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Buck is terminated by us for cause, or if Mr. Buck voluntarily terminates his employment, he will not be entitled to any severance.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding options held by our named executive officers as of September 30, 2014.

	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
George Carpenter (1)
	435,000	—	0.25	October 8, 2023
	1,225,000	—	0.04718	December 10, 2022
	133,334	—	16.50	March 2, 2020
	32,297	—	26.70	October 1, 2017

Paul Buck (2)
	470,000	—	0.25	October 8, 2023
	1,400,000	—	0.04718	December 10, 2022
	15,000	—	16.50	March 2, 2020

(1)	On October 8, 2013, Mr. Carpenter was granted options to purchase shares 435,000 shares of Common Stock. The options are exercisable at $0.25 per share and vested evenly over 12 months starting from the date of grant. Mr. Carpenter agreed to forego $98,000 of his salary in fiscal year 2014 pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013. Mr. Carpenter was paid out of accrued salary earned, but not paid, during fiscal years 2013 and 2012. The accrued salary paid out was equivalent to the fiscal year 2014 salary that he had agreed to forego in lieu of receiving the options.

On December 10, 2012, Mr. Carpenter was granted options to purchase 1,200,000 shares of Common Stock. The options are exercisable at $0.04718 per share and vested in increments of 12.5% at the beginning of each quarter starting from the date of grant. Mr. Carpenter was also granted 25,000 fully vested shares of Common Stock for his prior services on the Board. These options are also exercisable at a price of $0.04718.

On March 3, 2010, Mr. Carpenter was granted options to purchase 133,334 shares of Common Stock. The options are exercisable at $16.50 per share and vested equally over 48 months starting on March 3, 2010.

On October 1, 2007 Mr. Carpenter was granted options to purchase 32,297 shares of Common Stock. The options are exercisable at an exercise price of $26.70 and vested as follows: 4,037 shares vested immediately with the remaining 28,260 shares vesting equally over 42 months commencing April 30, 2008.

(2)	On October 8, 2013, Mr. Buck was granted options to purchase shares 470,000 shares of Common Stock. The options are exercisable at $0.25 per share and vest evenly over 12 months starting from the date of grant. Mr. Buck agreed to forego $106,500 of his salary in fiscal year 2014 pursuant to the Employment Compensation Forfeiture and Exchange Agreement. Mr. Buck was paid out of accrued salary earned, but not paid, during fiscal years 2013 and 2012. The accrued salary paid out was equivalent to the fiscal year 2014 salary that he agreed to forego in lieu of receiving the options.

On December 10, 2013, Mr. Buck was granted options to purchase 1,400,000 shares of Common Stock. The options are exercisable at $0.04718 per share and vested in increments of 12.5% at the beginning of each quarter starting from the date of grant.

On March 3, 2010, Mr. Buck was granted options to purchase 15,000 shares of Common Stock. The options are exercisable at $16.50 per share and vested equally over 48 months starting on March 3, 2010.

Director Compensation

As reflected by the table below, during our fiscal year ended September 30, 2014, non-employee directors did not receive any cash or other compensation for their service on our Board of Directors or committees thereof. The table below does not give effect to the August 20, 2015 grant of: (i) options to purchase 250,000 shares of Common Stock, exercisable at $0.055 per share and vesting equally over 36 months, received by each of our non-employee directors on such date (Messrs. Pappajohn, McAdoo, Follman, Sassine, Votruba, Harris and Ms. Smith), or (ii) 750,000 restricted shares of Common Stock (which have not yet been issued), vesting equally over 36 months, received by Robin L. Smith, our Chairman of the Board.

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Non-Employee Director Compensation

Name	Option Awards ($)	All Other Compensation ($)	Total ($)
John Pappajohn (1)	—	—	—
Zachary McAdoo (2)	—	—	—
Walter Schindler (3)	—	—	—
Thomas Tierney (4)	—	—	—
Robert Follman (5)	—	—	—
Richard Turner (5)(6)	—	—	—
Andrew Sassine (5)	—	—	—

(1)	Mr. Pappajohn joined our Board on August 26, 2009. The aggregate number of option awards outstanding for Mr. Pappajohn at September 30, 2014 was 258,334. Of these 8,334 options have an exercise price of $16.50 per share and 250,000 options have an exercise price of $0.04718.

(2)	Mr. McAdoo joined our Board on November 21, 2011. The aggregate number of option awards outstanding for Mr. McAdoo at September 30, 2014 was 258,334. Of these 8,334 options have an exercise price of $3.00 per share and 250,000 options have an exercise price of $0.04718.

(3)	Mr. Schindler resigned from our Board on June 11, 2015. The aggregate number of option awards outstanding for Mr. Schindler at September 30, 2014 was 250,000 options with an exercise price of $0.04718.

(4)	Mr. Tierney resigned from our Board on May 22, 2015 and served as its Chairman through such date. The aggregate number of option awards outstanding for Mr. Tierney at September 30, 2014 was 500,000 of which 250,000 options have an exercise price of $0.04718 per share and 250,000 options have an exercise price of $0.25 per share.

(5)	Messrs. Follman, Sassine and Turner all joined our Board on February 25, 2013. Each has an aggregate number of option awards outstanding at September 30, 2014 of 250,000 options with an exercise price of $0.04718 per share.

(6)	Mr. Turner passed away on April 12, 2015.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)

2006 Equity compensation plan approved by security holders	501,924	$18.29	—	(1)
2012 Equity compensation plan approved by security holders	11,915,575	$0.11	3,084,425	(2)
Equity compensation plans not approved by security holders	—	$—	—
Total	12,417,499	$0.84	3,084,425

(1)   The 2006 Stock Incentive Plan, as amended, has been frozen and replaced by the 2012 Option Plan.

(2)   On May 23, 2013, the Company’s 2012 Omnibus Incentive Compensation Plan (as amended, the “2012 Option Plan”) was approved by stockholders at the annual meeting.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS OR CERTAIN CONTROL PERSONS

Certain Relationships and Related Transactions

Except as follows, since October 1, 2012, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•	in which any director, executive officer, or other stockholder of more than 5% of our Common Stock or any member of their immediate family had or will have a direct or indirect material interest.

On November 28, 2012, pursuant to the Amended and Restated Consent, Note Amendment and Warrant Forfeiture Agreement dated October 24, 2012, between the Company and the holders of at least a majority in aggregate principal amount outstanding (“Majority Holders”) of each tranche of the Company’s convertible promissory notes issued (the October 2010 Notes, the January 2011 Notes, the October 2011 Notes and the February 2012 Note), all of such notes were amended to (a) extend the maturity date of October 1, 2013, (b) set the conversion price at $1.00, subject to adjustment as provided in the notes and (c) remove full-ratchet anti-dilution protection. In addition, the holders forfeited the warrants they received in connection with the issuance of the notes, and consented to the 2012 Bridge Financing, the issuance of the October 2012 Notes and to the subordination of their notes to these October 2012 Notes. The holders of the above mentioned notes included the following directors or entities beneficially owned by them: John Pappajohn, Andrew Sassine, Zachary McAdoo and former directors Walter Schindler (who was a director at the time he acquired such notes) and George Kallins. The Company’s Chief Financial Officer, Paul Buck, was also a note holder.

As a condition of the November 28, 2012 closing of the 2012 Bridge Financing, the Company also entered into Employment Compensation Forfeiture and Exchange Agreements (“Forfeiture and Exchange Agreements”) with three of its then executive officers, George Carpenter, Paul Buck and Michael Darkoch. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter, $66,083 for Paul Buck and $43,333 for Michael Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its Common Stock (56,250 for George Carpenter, 66,083 for Paul Buck and 43,333 for Michael Darkoch). Under the Forfeiture and Exchange Agreements, any remaining accrued salary remains outstanding and shall be paid (i) from time to time at the discretion of the Board to the extent the Board determines that such payment will not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. All such remaining accrued salary payments were made pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013, as described below in more detail. Additionally, where applicable, the executives agreed to waive receipt of and release the Company from the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the Common Stock, the per share value of which was not expected to be more than the conversion price of the October 2012 Notes which was $0.04718 per share.

On February 6, 2013, the Company filed with the SEC Schedule 14f-1 in connection with the change in a majority of the Board. The Schedule 14f-1 was mailed to stockholders of record by February 13, 2013. On December 10, 2012, the Board had approved the appointment of the “New Board Members” to the Board of the Company to fill vacancies. The New Board Members took office as directors on February 25, 2013. Messrs. Turner and Sassine were appointed to the Board as nominees of Equity Dynamics, Inc. (“Equity Dynamics”), an entity owned by Board member John Pappajohn, pursuant to the terms of the governance agreement, dated November 28, 2012, between the Company and Equity Dynamics. Messrs. Tierney and Follman were appointed to the Board as nominees of SAIL Capital Partners (“SAIL”), which is affiliated with former Board member Walter Schindler, pursuant to the terms of the governance agreement, dated November 28, 2012, between the Company and SAIL, which agreement has since been terminated (See “--Termination of Governance Agreements” below).

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On August 12, 2013, all of the holders of $1.00 convertible notes (“$1 Note(s)”) converted their respective $1 Note(s) in the aggregate principal amount of $6,363,900, plus $1,359,400 in accrued interest thereon, into shares of Common Stock at the price of $0.25 per share. The conversion followed an amendment of the $1 Notes to permit a temporary reduction in the conversion price from $1.00 per share to $0.25 per share. All $1 Note holders consented to the amendment and converted their $1 Notes and interest thereon at a conversion price of $0.25 per share of Common Stock with the resultant issuance of 30,893,419 shares. The $1 Note holders included four affiliates of the Company:

•	Mr. Pappajohn, a Director of the Company, converted six $1 Notes with an aggregate principal amount of $1,511,700, plus $317,900 of interest thereon, into 7,318,229 shares of Common Stock;

•	Mr. Sassine, a Director of the Company, converted two $1 Notes with an aggregate principal amount of $700,000, plus $174,600 of interest thereon, into 3,498,200 shares of Common Stock;

•	Mr. McAdoo, a Director of the Company, converted three $1 Notes held by the Zanett Opportunity Fund, Ltd., of which he is the President, with an aggregate principal amount of $380,000, plus $57,200 of interest thereon, into 1,748,720 shares of Common Stock;

•	Mr. Buck, the Chief Financial Officer and Secretary of the Company, converted one $1 Note with a principal amount of $75,000, plus $14,900 of interest thereon, into 359,450 shares of Common Stock.

On October 8, 2013, the Board granted to the Company’s two executive officers and two senior managers (collectively, the “Managers”) options to purchase shares of its Common Stock pursuant to the 2012 Option Plan at an exercise price of $0.25 per share as follows: George Carpenter 435,000 shares, Paul Buck 470,000 shares, Stewart Navarre 385,000 shares and Brian MacDonald 310,000. These options vested pro-rata over 12 months starting from the date of grant. Pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013, the Managers agreed to forego a portion of their salaries in fiscal year 2014 as follows: George Carpenter $98,000, Paul Buck $106,500, Stewart Navarre $83,600 and Brian MacDonald $66,700. These Managers were paid out of the salaries earned and accrued during fiscal years 2012 and 2013. The accruals to be paid out were equivalent to the fiscal year 2014 salaries that each of the Managers agreed to forego in lieu of receiving options to purchase shares.

Termination of Governance Agreements

On March 28, 2015, the Company entered into a separate termination agreement with each of Equity Dynamics and SAIL, in each case to immediately terminate the respective November 28, 2012 governance agreement (collectively, the “Governance Agreements”) that the Company had entered into with each of Equity Dynamics and SAIL (collectively, the “Termination Agreements”). Equity Dynamics is an entity owned by John Pappajohn, a director of the Company, and SAIL is one of the Company’s principal stockholders of which former director, Walter Schindler, was the managing partner. Pursuant to the Governance Agreements, the Company had agreed, subject to providing required notice to stockholders, to appoint four individuals nominated by Equity Dynamics and three individuals nominated by SAIL to the Company’s Board of Directors, and to create vacancies for that purpose, if necessary. In addition, at each meeting of stockholders of the Company at which directors were nominated and elected, the Company had agreed to nominate for election the four designees of Equity Dynamics and the three designees of SAIL, and further had agreed to take all necessary action to support such election, and to oppose any challenges to such designees. The Governance Agreements also restricted the Company’s ability to increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL. Pursuant to the Termination Agreements, the Governance Agreements were terminated in their entirety as of March 28, 2015, and are of no further force or effect.

Note Purchase Agreement, Notes and Omnibus Amendment

Between September 22, 2014, and July 20, 2015, the Company entered into a Note Purchase Agreement (the “Original Note Purchase Agreement”) in connection with a bridge financing, with nine accredited investors, including lead investor RSJ Private Equity (“RSJ PE”). Pursuant to the Original Note Purchase Agreement, the Company issued fifteen secured convertible promissory notes (each, a “September 2014 Note”) in the aggregate principal amount of $2.27 million. Of this amount, RSJ PE purchased a September 2014 Note for $750,000. The September 2014 Notes were also purchased by the following affiliates of the Company or entities under their control: the Company’s director, John Pappajohn, purchased three September 2014 Notes for $400,000; the Follman Family Trust of which Robert Follman, a director of the Company, is a trustee, purchased a September 2014 Note for $100,000; The Tierney Family Trust, which is a greater than 5% shareholder of the Company, purchased four September 2014 Notes for $540,000, of which Thomas Tierney, a former director and Chairman of the Board of the Company, is a trustee; and Oman Ventures, of which Mark Oman, a greater than 5% stockholder of the Company, is the President, purchased a September 2014 Note for $200,000.

The Original Note Purchase Agreement provided for the issuance and sale of September 2014 Notes in the aggregate principal amount of up to $2.5 million, in one or more closings to occur over a six-month period beginning September 22, 2014. The Original Note Purchase Agreement also provided that the Company and the holders of the September 2014 Notes enter into a registration rights agreement covering the registration of the resale of the shares of the Common Stock underlying the September 2014 Notes.

On April 14, 2015, the Company entered into Amendment No. 1 to the Original Note Purchase Agreement with the majority of the noteholders in principal, dated as of April 14, 2015 (“Amendment No. 1”), pursuant to which: (i) the aggregate principal amount of notes provided for issuance was increased by $0.5 million to a total of $3.0 million, and (ii) the period to raise the $3.0 million was extended to September 30, 2015. The Company subsequently amended and restated the Original Note Purchase Agreement solely to update for the changes made pursuant to Amendment No. 1 (such amended and restated agreement, together with the Original Note Purchase Agreement, the “Note Purchase Agreement”).

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On September 14, 2015, the Company entered into an Omnibus Amendment (the “Omnibus Amendment”) to the Note Purchase Agreement and the notes purchased and sold pursuant thereto, with the majority of the noteholders to fix the conversion price of all notes, such that the conversion price of all notes will be $0.05 per share (as adjusted for stock splits, stock dividends, combinations or the like affecting the Common Stock) (the “Fixed Conversion Price”) (i) automatically, in the event of a qualified financing of not less than $5 million, or (ii) voluntary, within 15 days prior to the maturity date of the note. The Omnibus Amendment also amended the form of note attached to the Note Purchase Agreement to reflect the Fixed Conversion Price.

Subsequently thereto, on September 14, 15 and 24, 2015, the Company entered into a Note Purchase Agreement, as amended by the Omnibus Amendment for the Fixed Conversion Price, with each of six accredited investors, in connection with a bridge financing. Pursuant to these Note Purchase Agreements, the Company issued an aggregate principal amount of $710,000 of secured convertible promissory notes (collectively, the “September 2015 Notes,” and together with the September 2014 Notes all other notes purchased and sold pursuant to the Note Purchase Agreement, the “Notes”), which amount also represents the gross proceeds to the Company from the September 2015 Notes. Four of the six September 2015 Notes were purchased by affiliates of the Company, or an entity under such affiliate’s control, as follows: (i) Dr. Robin Smith, Chairman of the Board of Directors of the Company, purchased a Note for $60,000; (ii) the Follman Family Trust, of which, Robert Follman, a director of the Company, is a trustee, purchased a Note for $150,000; (iii) John Pappajohn, a director of the Company, purchased a Note for $100,000 and (iv) RSJ PE, purchased a Note for $350,000.

All of the Notes mature on March 21, 2016, which is eighteen months from the date of first issuance of a Note (subject to earlier conversion or prepayment), earn interest at a rate of 5% per annum with interest payable at maturity. No Note may be prepaid without the prior written consent of the holder of such Note. The Notes are secured by a security interest in the Company’s intellectual property, as detailed in a security agreement. Upon a change of control of the Company, the holder of a Note will have the option to have the Note repaid with a premium equal to 50% of the outstanding principal.

Transactions with John Pappajohn, Director

On November 28, 2012, an October 2012 Note in the aggregate principal amount of $500,000 was issued to Mr. Pappajohn in exchange for $300,000 cash and the two short-term loans aggregating $200,000 which had been issued on April 26, 2012 and May 25, 2012 in exchange for cash. On January 25, 2013, Mr. Pappajohn converted $200,000 of his October 2012 Note plus interest thereon into 4,300,551 shares of Common Stock at a conversion price of $0.04718 per share. On March 21, 2013, Mr. Pappajohn converted the remaining $300,000 of his October 2012 Note plus interest thereon into 6,538,258 shares of Common Stock at a conversion price of $0.04718 per share.

On August 30, 2013, Mr. Pappajohn purchased an aggregate of 400,000 shares of Common Stock at a price of $0.25 per share pursuant to a private placement offering memorandum for which the Company received gross aggregate cash proceeds of $100,000.

As of September 2013, the Company had accrued $200,000 of consulting fees and expenses pursuant to a Board approved agreement with Equity Dynamics, a company owned by Mr. Pappajohn. Mr. Pappajohn assigned the $200,000 debt to multiple third parties and on September 20, 2013, the Company entered into subscription agreements with five accredited investors who had been assigned that debt and issued them in aggregate 800,000 shares of Common Stock at $0.25 per share.

On September 22, 2014, March 18, 2015, June 2, 2015 and September 15, 2015, Mr. Pappajohn purchased four Notes for $200,000, $100,000, $100,000 and $100,000 respectively. Pursuant to the Omnibus Amendment, the Notes are convertible into shares of Common Stock at $0.055 per share: (i) automatically upon the closing of a qualified offering of not less than $5 million or (ii) voluntarily within 15 days prior to maturity.

On September 6, 2015, Mr. Pappajohn irrevocably assigned $200,000 in principal of his September 2014 Notes to four outside parties in the amount of $50,000 each.

Transactions with Robert J. Follman, Director

On October 19, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to the Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 (the “Follman Trust”), an accredited investor, of which Robert J. Follman is a trustee. As of February 25, 2013, Mr. Follman was elected as a Director of the Company. On June 14, 2013, the Follman Trust converted their October 2012 Note and interest thereon into 4,491,310 shares of Common Stock at a conversion price $0.04718 per share.

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The Follman Trust made multiple additional investments pursuant to a series of subscription agreements all of which were the result of private placements of unregistered stock at $0.25 per share. All individual transactions were in tranches of $100,000 for the purchase of 400,000 shares and the Company received gross cash proceeds of $100,000 on each occasion. These transactions occurred on the following dates: August 16 and September 11 of 2013 and January 17, February 14 and July 8 of 2014. In aggregate the Follman Trust has purchased 2,000,000 shares at $0.25 per share for $500,000 gross cash proceeds to the Company.

On March 17, 2015 and September 15, 2015, the Follman Trust purchased Notes for $100,000 and $150,000, respectively. Pursuant to the Omnibus Amendment, these Notes are convertible into shares of Common Stock at $0.05 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million or (ii) voluntarily, within 15 days prior to maturity.

Transactions with Andrew Sassine, Director

On November 28, 2012, Mr. Sassine was issued an October 2012 Note in the principal amount of $25,000 in exchange for cash. On February 25, 2013, Mr. Sassine was elected as a Director of the Company. On April 30, 2013, Mr. Sassine converted his October 2012 Note and interest thereon into 550,021 shares of Common Stock at a conversion price $0.04718 per share.

Transaction with Robin L. Smith, Chairman

On September 14, 2015, Dr. Smith, our Chairman of the Board of Directors, purchased a Note for $60,000. Pursuant to the Omnibus Amendment, such Notes are convertible into shares of Common Stock at $0.05 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million, or (ii) voluntarily, within 15 days prior to maturity.

Transactions with George Carpenter, President and Chief Executive Officer

On November 28, 2012, we issued October 2012 Notes in exchange for cash in the aggregate principal amount of $50,000 to Mr. George Carpenter, the Chief Executive Officer of the Company. On March 27, 2013, Mr. Carpenter converted his October 2012 Note and interest thereon into 1,091,299 shares of Common Stock at a conversion price of $0.04718 per share.

On September 25, 2013, the Board approved a consulting agreement effective May 1, 2013, for marketing services provided by Decision Calculus Associates, an entity operated by Mr. Carpenter’s spouse, Jill Carpenter. For the period from May 1, 2013 through to February 28, 2015, we have paid $210,000 to Decision Calculus Associates and have an accounts payable balance of a further $10,000.

On January 28, 2014, Mr. and Mrs. Carpenter invested $50,000 for 200,000 shares of Common Stock at $0.25 per share pursuant to a subscription agreement for which the Company received gross cash proceeds of $50,000.

On July 11, 2014, Mr. and Mrs. Carpenter invested $12,500 for 50,000 shares of Common Stock at $0.25 per share pursuant to a subscription agreement for which the Company received gross cash proceeds of $12,500.

Transactions with Paul Buck, Chief Financial Officer and Secretary

On February 22 and August 28 of 2013, Mr. Buck made two investments of $12,500 each for an aggregate of 100,000 shares of unregistered Common Stock, at $0.25 per share, in private placements, pursuant to subscription agreements for which the Company received gross cash proceeds of $25,000.

On February 12, 2014, Mr. Buck invested $25,000 for 100,000 shares of unregistered Common Stock at $0.25 per share, in a private placement pursuant to a subscription agreement for which the Company received gross cash proceeds of $25,000.

On July 8, 2014, Mr. Buck invested $12,500 for 50,000 shares of Common Stock at $0.25 per share, in a private placement pursuant to a subscription agreement for which the Company received gross cash proceeds of $12,500.

Transactions with Henry T. Harbin, Former Director

Dr. Henry Harbin resigned as a director on November 18, 2012, by which time the Company had accrued $90,000 to be paid to Dr. Harbin in connection with his consulting agreement with the Company. Dr. Harbin’s consulting agreement began in January 2010, and continued until December 2012. Effective January 2013, Dr. Harbin entered into a new consulting agreement with the Company originally terminating on December 31, 2013, and with two automatic annual renewal options. These renewal options would engage Dr. Harbin for his consulting services through December 2015. As compensation for his new consulting services, on January 14, 2013, Dr. Harbin was granted options to purchase 850,000 shares of Common Stock at an exercise price of $0.04718 per share. These shares vest evenly over 36 months starting at the date of the grant. Because Dr. Harbin understood the Company’s cash constraints, he forgave the Company’s $90,000 debt to him, which had been accrued on his earlier consulting agreement.

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Transactions with the SAIL Capital Partners and SAIL Holdings

Mr. Schindler served as a Director between November 29, 2012 and June 11, 2015, and was the Managing Partner of SAIL Capital Partners, which was a greater than 5% shareholder of the Company, and is the general partner of all the SAIL entities except for SAIL Holding, LLC which is controlled directly by Mr. Schindler.

On August 17, 2012, the Company issued an October 2012 Note in the aggregate principal amount of $100,000 to SAIL Holdings, LLC in exchange for cash. On October 26, 2012 the Company issued three additional October 2012 Notes for the aggregate amount of $90,000 in exchange for cash to the following SAIL entities: SAIL 2010 Co-Investment Partners, LP, $20,000; SAIL 2011 Co-Investment Partners, LP, $20,000; SAIL Venture Partners II, LP $50,000.

On January 31, 2013, the SAIL entities converted all their convertible notes in the aggregate principal amount of $1,440,000 and $226,200 of interest thereon into 5,631,699 shares of Common Stock. Of these conversions: (i) $250,000 was an October 2010 Note together with interest of $53,300, converted into 303,313 shares of Common Stock at a conversion price of $1.00 per share; (ii) $1,000,000 in aggregate consisted of six January 2011 Notes together with interest of $166,500, which converted into 1,166,503 shares of Common Stock at a conversion price of $1.00, in the aggregate; and (iii) $190,000 in aggregate consisted of four October 2012 Notes together with interest of $6,400 which converted into 4,161,883 shares of Common Stock at a conversion price of $0.04718 per share, in the aggregate. All these shares were converted by Walter Schindler, on behalf of all the various SAIL entities.

On September 12, 2013, SAIL Venture Management, LLC (“SAIL VM”) an entity managed by Mr. Schindler, entered into a subscription agreement, pursuant to a private placement, to settle a debt with Common Stock at $0.25 per share. $45,500 was owed by the Company for expenses paid on its behalf by SAIL VM which was issued 181,974 shares of Common Stock to settle that debt.

On July 11, 2014, SAIL Pre-Exit Acceleration fund, L.P., an entity managed by Mr. Schindler, entered into a subscription agreement, pursuant to a private placement, to purchase 40,000 shares of Common Stock at $0.25 per share for which the Company received gross cash proceeds of $10,000.

On January 5, 2015, the Company entered into a three-month long consulting engagement with Dr. Eric Warner, Managing Partner, Europe, Middle East & Africa, SAIL Capital Partners Ltd. The objectives of the engagement include the establishment of a revenue-generating licensing agreement in the United Kingdom (U.K.) and initiation a pilot study of our PEER Online technology. Dr. Warner has been paid $10,000 per month for a total of $30,000. On January 8, 2015, the Board granted Dr. Warner an option to purchase 250,000 shares of Common Stock with an exercise price of $0.25 per share; the option vesting is conditioned on the execution of a licensing agreement and a PEER Online pilot study. The fair value of the option, which was determined using the Black-Scholes model, was $28,300 and was expensed over the term of the engagement.

Transactions with Tierney Family Trust, Greater than 5% Stockholder

Mr. Tierney, who resigned from the Board on May 22, 2015, had served on the Board since February 2013, and had served as Chairman of the Board since March 2013. Mr. Tierney is a trustee of the Thomas T. and Elizabeth C. Tierney Family Trust (the “Tierney Family Trust”), which is a greater than 5% stockholder.

On August 21, and September 6, of 2012 two October 2012 Notes in the aggregate principal amount of $200,000 were issued in exchange for cash to the Tierney Family Trust. As of February 25, 2013, Mr. Tierney was elected as a Director of the Company. As of January 31, 2013, the Tierney Family Trust converted its two October 2012 Notes, in aggregate $200,000, plus interest thereon into 4,403,349 shares of Common Stock at a conversion price of $0.04718 per share.

The Tierney Family Trust has made multiple additional investments pursuant to a series of subscription agreements all of which were the result of private placements of unregistered stock at $0.25 per share. All individual transactions were in tranches of $100,000 for the purchase of 400,000 shares and the Company received gross cash proceeds of $100,000 on each occasion. These transactions occurred on the following dates: March 18, July 22, August 30 and September 9 of 2013 and January 13, February 12 and July 8, of 2014. In aggregate the Tierney Family Trust has purchased 2,800,000 shares at $0.25 per share for $700,000 gross cash proceeds to the Company.

On September 22, 2014, January 8, 2015, March 17, 2015, June 3, 2015 and July 3, 2015 the Tierney Family Trust purchased five Notes for $200,000, $100,000, $115,000, $100,000 and $25,000, respectively, for an aggregate total of $540,000. Pursuant to the Omnibus Amendment, all such Notes are convertible into shares of Common Stock at $0.05 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million, or (ii) voluntarily, within 15 days prior to maturity.

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Transactions with Extuple Limited Partnership

On October 25, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to Extuple Limited Partnership (“Extuple”), an accredited investor, of which Philip Deck is the managing partner. On June 14, 2013, Extuple converted $50,000 of their October 2012 Note and interest thereon into 1,121,237 shares of Common Stock at a conversion price $0.04718 per share. On September 30, 2013, Extuple converted the remaining $150,000 of their October 2012 Note and interest thereon into 3,449,555 shares of Common Stock at a conversion price $0.04718 per share.

On April 1, 2013, Extuple invested $300,000 for 1,200,000 shares of Common Stock at a price of $0.25 per share pursuant to a subscription agreement. The Company received gross cash proceeds of $300,000.

Transactions with Mark and Jill Oman, Greater than 5% Stockholder

On November 29, 2012, an October 2012 Note in the aggregate principal amount of $250,000 was issued in exchange for cash to Mark and Jill Oman (the “Omans”), who are accredited investors. On April 30, 2013, the Omans converted their October 2012 Note and interest thereon into 5,500,212 shares of Common Stock at a conversion price of $0.04718 per share.

On June 11, 2013, the Omans invested an additional $250,000 in a private placement for an aggregate of 1,000,000 shares of Common Stock at a price of $0.25 per share pursuant to a subscription agreement. The Company received gross cash proceeds of $250,000. Of the issued shares, 800,000 shares are held in their own name and 200,000 shares are held in the name of an entity which they control.

On August 30, 2013, the Omans invested a further $100,000 in a private placement for an aggregate of 400,000 shares of Common Stock at a price of $0.25 per share pursuant to a subscription agreement for which the Company received gross cash proceeds of $100,000.

On September 22, 2014, Oman Ventures LLC, of which Mr. Oman, a greater than 5% stockholder is the President, purchased a Note for $200,000. Pursuant to the Omnibus Amendment, such Notes are convertible into shares of Common Stock at $0.05 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million, or (ii) voluntarily, within 15 days prior to maturity.

Transactions with RSJ PE

Michal Votruba joined our Board on July 30, 2015, as the representative of RSJ PE, who acted as the lead investor in the private placement financing of September 2014 Notes.

On September 26, 2014, and September 24, 2015, investor RSJ PE purchased a two Notes for $750,000 and $350,000 respectively. Pursuant to the Omnibus Amendment, such Notes are convertible into shares of Common Stock at $0.05 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million, or (ii) voluntarily, within 15 days prior to maturity.

AUDIT RELATED MATTERS

Audit Committee Report 1

In fulfilling its responsibilities for the financial statements for fiscal year 2014, the audit committee of the Board of Directors:

•	Reviewed and discussed the audited financial statements for the year ended September 30, 2014 with management and Anton & Chia (the “Auditors”), the Company’s independent auditors; and

•	Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1. The audit committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2014, the audit committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The audit committee also considered the status of other areas of oversight relating to the financial reporting and audit process that it determined appropriate.

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Based on the audit committee’s review of the audited financial statements and discussions with management and the Auditors, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2014 for filing with the Securities and Exchange Commission. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Audit Committee of the Board of Directors

Zachary McAdoo

(1) The material in this Audit Committee Report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Services Provided by the Independent Auditors

Subject to ratification by the stockholders at the annual meeting, our board of directors has appointed Anton & Chia LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2014. We expect representatives of Anton & Chia to be present at the Annual Meeting, to be available to respond to appropriate questions and to be given an opportunity to make a statement if they so desire.

Audit Fees

The aggregate fees billed for professional services rendered by Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2014 and 2013 were $110,000 and $110,000, respectively.

Audit-Related Fees

Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, billed us $1,200 and $0 in fees for assurance and related services related to the performance of the audit or review of our financial statements for the fiscal years ended September 30, 2014 and 2013, respectively.

Tax Fees

The aggregate fees billed by Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, for professional services rendered for tax compliance, tax advice, and tax planning during our fiscal years ending September 30, 2014, and September 30, 2013, were $11,900 and $10,000 respectively.

All Other Fees

None.

Audit Committee Policies and Procedures

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. During each of the fiscal years ended September 30, 2014 and 2013, respectively, our Audit Committee pre-approved 100% of the audit and tax services described above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial and other ownership of the shares of our Common Stock as of September 30, 2015:

•	Each person whom we know to be the beneficial owner of 5% or more of our outstanding Common Stock;

•	Each of our executive officers;

•	Each of our current directors; and

•	All of our executive officers and directors as a group.

Applicable percentage ownership interest as of September 30, 2015 is based on 102,417,409 shares of issued and outstanding Common Stock, after giving effect to 750,000 shares of restricted stock granted to our Chairman, Dr. Smith, at a Board meeting on August 20, 2015 and which have not yet been issued, but does not include: (i) up to 60 million shares of Common Stock issuable if the aggregate $3.0 million of principal value of our Notes (of which $2.65 million are currently outstanding) are converted into Common Stock at $0.05 per share either: (A) automatically, upon the closing of a qualified offering of not less than $5 million, or (B) voluntarily, within 15 days prior to their March 21, 2016 date of maturity, and (ii) up to 3.44 million shares of Common Stock issuable on approximately $172,000 of accrued interest payable on the Notes, assuming the Notes are held through to maturity on March 21, 2016 and are converted into shares of our Common Stock. Approximately $2.1 million of the aggregate principal amount of such Notes are held by certain of our directors and affiliates. See “Transactions with Related Persons, Promoters or Certain Control Persons--Certain Relationships and Related Transactions” for additional information about the Note Purchase Agreement, Note and Omnibus Amendment, pursuant to which the Notes are convertible.

Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of such calculation, shares of our Common Stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days of September 30, 2015, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o CNS Response, Inc., 85 Enterprise, Suite 410, Aliso Viejo, CA 92656.  There are no shares of any other class or series of stock issued and outstanding.

	Shares Beneficially Owned as of
	September 30, 2015
Name of Beneficial Owner	Number of Shares	Percentage of Shares
	Beneficially Owned	Outstanding
Executive Officers, Directors and Director Nominees:
George Carpenter (1) President and Chief Executive Officer	3,216,429	3.09%
Paul Buck (2) Chief Financial Officer and Secretary	2,569,867	2.46%
Robin L. Smith (3) Chairman of the Board of Directors	777,776	0.76%
John Pappajohn (4) Director	19,146,067	18.64%
Robert J. Follman (5) Director	6,769,086	6.59%
Zachary McAdoo (6) Director	2,034,830	1.98%
Andrew H. Sassine (7) Director	4,325,997	4.21%
Michal Votruba (8) Director	27,776	*
Geoffrey E. Harris (9) Director	27,776	*
Directors and officers as a group (9 persons) (10)	38,895,604	36.24%

Non-Director 5%+ Stockholders:
Thomas T. and Elizabeth C. Tierney Trust (11)	9,799,189	9.53%
Mark & Jill Oman (12)	6,900,212	6.74%

   * Less than 0.1%

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(1)	Consists of (a) 1,390,799 shares of Common Stock, and (b) 1,825,630 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Carpenter, who has been our Chief Executive Officer since April 2009, also became our President on April 29, 2011.

(2)	Consists of (a) 684,867 shares of Common Stock, and (b) 1,885,000 shares of Common Stock issuable upon the exercise of vested and exercisable options. Prior to becoming our Chief Financial Officer on February 18, 2010, Mr. Buck was a financial consultant to CNS Response, Inc.

(3)	Consists of (a) 750,000 shares of restricted common stock which vest evenly over 36 months starting August 20, 2015, and (b) 27,776 shares of Common Stock issuable upon the exercise of vested and exercisable options. Does not give effect to the conversion of a $60,000 Note held by Dr. Smith, the aggregate principal and interest of which is convertible into 1,231,068 shares of Common Stock, assuming the Note is held to its March 21, 2016 maturity date. The address of Dr. Smith is 420 Lexington Avenue, Suite 350, New York, NY 10170. Dr. Smith joined the board as Chairman on August 20, 2015.

(4)	Consists of (a) 18,859,957 shares of Common Stock, (b) 286,110 shares of Common Stock issuable upon the exercise of vested and exercisable options. Does not give effect to the conversion of $300,000 of Notes held by Mr. Pappajohn, the aggregate principal amount and interest of which are convertible into 6,424,109 shares of Common Stock, assuming the Notes are held to their March 21, 2016 maturity date. Furthermore, two $100,000 Notes, originally purchased by Mr. Pappajohn and subsequently irrevocably assigned on September 6, 2015, to third parties, have not been included. The address of John Pappajohn is 2116 Financial Center, Des Moines, IA 50309. Mr. Pappajohn joined the board on August 26, 2009.

(5)	Consists of (a) 6,491,310 shares of Common Stock held under the Declaration of Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 of which Mr. Follman is a trustee, (b) 277,776 shares of Common Stock issuable upon the exercise of vested and exercisable options. Does not give effect to the conversion of $250,000 of Notes held by the Follman Trust, the aggregate principal amount and interest of which are convertible into 5,178,630 shares of Common Stock, assuming the Notes are held to their March 21, 2016 maturity. The address of Mr. Follman is 3207 West Pendleton, Santa Ana, California 92704. Mr. Follman joined the board on February 25, 2013.

(6)	Consists of (a) 1,748,720 shares of Common Stock which are held by the Zanett Opportunity Fund, Ltd. a Bermuda corporation for which McAdoo Capital, Inc. is the investment manager. Mr. McAdoo is the president and owner of McAdoo Capital, Inc. (b) 286,110 shares of Common Stock issuable upon the exercise of vested and exercisable options. The address of Mr. McAdoo is 135 East 57th Street, 4th Floor, New York, NY 10022. Mr. McAdoo joined the board on November 21, 2011.

(7)	Consists of (a) 4,048,221 shares of Common Stock, (b) 277,776 shares of Common Stock issuable upon the exercise of vested and exercisable options. The address of Mr. Sassine is P.O. Box 9826, Rancho Santa Fe, CA 92067. Mr. Sassine joined the board on February 25, 2013.

(8)	Consists of 27,776 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Votruba is the representative of RSJ PE, the lead investor of the September 2014 Note private placement financing, which purchased two Notes for an aggregate $1,100,000 the aggregate principal amount and interest thereon, which will be convertible into 23,285,342 shares of Common Stock, assuming the Note is held to maturity on March 21, 2016. The address of Mr. Votruba is Na Florenci 2116/15, 110 00 Prague 1, Czech Republic. Mr. Votruba joined the board on July 30, 2015.

(9)	Consists of 27,776 shares of Common Stock issuable upon the exercise of vested and exercisable options. The address of Mr. Harris is 8 Hartley Farms Road Morristown, NJ 07960. Mr. Harris joined the board on July 30, 2015.

(10)	Consists of (a) 33,973,874 shares of Common Stock, and (c) 4,921,729 shares of Common Stock issuable upon the exercise of vested and exercisable options. Does not give effect to $610,000 of Notes held by such directors, the aggregate principal amount and interest of which are convertible into 12,833,807 shares of Common Stock, assuming the Notes are held to their March 21, 2016 maturity. This does not include the Note held by RSJ PE as an investor.

(11)	Consists of (a) 9,403,349 shares of Common Stock, and (b) 395,840 shares of Common Stock issuable upon the exercise of vested and exercisable options. The shares of Common Stock are held in the name of the Thomas T. and Elizabeth C. Tierney Family Trust (the “Tierney Family Trust”) of which Mr. Tierney is a trustee. Does not give effect to $540,000 of September 2014 Notes held by the Tierney Family Trust, the aggregate principal amount and interest of which are convertible into approximately 11,432,534 shares of Common Stock, assuming the Notes are held to their March 21, 2016 maturity. The address of Mr. Tierney is 23111 Maravilla Lane, Coto De Caza, CA 92679. Mr. Tierney joined the board on February 25, 2013 and was the Chairman until his resignation from the board on May 22, 2015.

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(12)	Consists of (a) 6,900,212 shares of Common Stock of which 6,700,212 shares are held in the name of Mark Oman & Jill Oman, Tenants in Common and 200,000 shares are held by Mark & Jill Oman Enterprises, LLC. Does not give effect to $200,000 of a September 2014 Note held by Oman Ventures LLC., of which Mark Oman is the President, the aggregate principal amount and interest of which is convertible into approximately 4,299,178 shares of Common Stock, assuming the Note is held to its March 21, 2016 maturity. The address of Mr. & Mrs. Oman is 1588 Burr Oaks Dr. West Des Moines, IA 50266.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2014, all of our executive officers, directors and the holders of 5% or more of our Common Stock complied with all Section 16(a) filing requirements.

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2016 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by May 31, 2016. In addition, in the event a stockholder proposal is not received by the Company by May 31, 2016, the Proxy to be solicited by the board of directors for the 2016 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2016 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2016 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2015 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2016 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2016 Annual Meeting. Upon determination by the Company that the date of the 2016 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2015 Annual Meeting, the Company will disclose such change in the earliest possible quarterly report on Form 10-Q or in a current report on Form 8-K.

Solicitation of Proxies

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise. We estimate that the total amount to be spent in connection with such activities will be $25,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Annual Report on Form 10-K and Quarterly Report on Form 10-Q

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2014, AND QUARTERLY REPORT ON FORM 10-Q, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CNS RESPONSE, INC., 85 ENTERPRISE, SUITE 410, ALISO VIEJO, CALIFORNIA 92656 ATTN: PAUL BUCK.

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Householding

Unless they have received contrary instructions, public companies may send a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting and would like to receive your own set of the annual report, proxy statement and notice of annual meeting this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at 1-800-937-5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

On Behalf of the Board of Directors

/s/ George Carpenter

Chief Executive Officer

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
October [XX], 2015

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ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT -- NAME CHANGE

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PROPOSED CERTIFICATE OF AMENDMENT -- NAME CHANGE

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That at a meeting of the Board of Directors (the “Board”) of CNS Response, Inc. (the “Corporation”) on September 2, 2015, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation approving the change of the Corporation’s name from CNS Response, Inc. to MYnd Analytics, Inc. (hereinafter the “Amendment”), to be advisable and calling for approval of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating the Article I relating to the name change, so that, as amended and restated, Article I shall be and read in its entirety, as follows:

ARTICLE I

The name of the Corporation is MYnd Analytics, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on _________, 2015 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted on __________, 2015 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ___________, 2015.

CNS RESPONSE, INC.

By:
Name:	George C. Carpenter IV
Title:	President

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ANNEX B

PROPOSED CERTIFICATE OF AMENDMENT -- AUTHORIZED SHARE INCREASE

49

PROPOSED CERTIFICATE OF AMENDMENT -- AUTHORIZED SHARE INCREASE

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That at a meeting of the Board of Directors (the “Board”) of CNS Response, Inc. (the “Corporation”) on September 2, 2015, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation approving of an increase in the number of authorized shares which the Corporation is authorized to issue from 180,000,000 to 500,000,000 (the “Share Increase”), (hereinafter the “Amendment”), to be advisable and calling for approval of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating Article IV thereof relating to the authorized shares of the Corporation, so that, as amended and restated, Article IV shall be and read in its entirety, as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Fifteen Million (515,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares, with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.

Section 4.C. Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on _________, 2015 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted on __________, 2015 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ___________, 2015.

CNS RESPONSE, INC.

By:
Name:	George C. Carpenter IV
Title:	President

50

ANNEX C

PROPOSED CERTIFICATE OF AMENDMENT -- REVERSE STOCK SPLIT

51

PROPOSED CERTIFICATE OF AMENDMENT -- REVERSE STOCK SPLIT

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:  That at a meeting of the Board of Directors (the “Board”) of CNS Response, Inc. (the “Corporation”) on September 2, 2015, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation: (i) approving of a reverse stock split by a ratio of not less than 1-for-10 and not more than 1-for-200, as determined at the sole discretion of the Board (the “Reverse Split”), and, declaring said amendments, as reflected in a single amendment (hereinafter the “Amendment”), to be advisable and calling for consent of the stockholders of the Corporation for consideration thereof.  The resolutions setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Board declares it advisable and in the best interests of the Corporation to amend the Charter to effect the Reverse Stock Split, at a ratio with the Range, as determined by the Board, at its discretion;

ARTICLE IV

CAPITAL STOCK

“The amount of total authorized capital stock of this Corporation is Five Hundred Thousand Dollars ($500,000) divided into 500,000,000 shares of $0.001 par value each. All shares shall be designated as Common Stock. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Company’s Common Stock.

Upon the date that this Certificate of Amendment to the Certificate of Incorporation of the Corporation becomes effective in accordance with the General Corporation Law of the State of Delaware (the “Effective Date”), each [ a ratio to be determined at the sole discretion of the Board] shares of outstanding Common Stock, par value $0.001 per share (for purposes of this Article IV “Old Common Stock”), of the Corporation issued and outstanding immediately prior to the Effective Date shall be, without any action of the holder thereof, automatically combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share (for purposes of this Article IV, the “New Common Stock”) of the Corporation. Each stock certificate that, immediately prior to the Effective Date, represented shares of Old Common Stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined. No fractional shares of Common Stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a stockholder with a fraction of a share, the number of shares due to the stockholder shall be rounded up. For example, if the proposed Reverse Split leaves an individual stockholder with one and one half shares, the stockholder will be issued, post proposed Reverse Split, two whole shares.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on _________, 2015 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted on __________, 2015 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ___________, 2015.

CNS RESPONSE, INC.

By:
Name:	George C. Carpenter IV
Title:	President

52

IMPORTANT INFORMATION CONCERNING THE CNS RESPONSE, INC. ANNUAL MEETING

Check-in begins: [8:00] am EDT	Meeting begins: 9:00 am EDT

•	Our stockholders, including joint holders, as of the close of business on September 18, 2015, the record date for the annual meeting, are entitled to attend the annual meeting on October 28, 2015.

•	All stockholders and their proxies should be prepared to present photo identification for admission to the meeting

•	If you are a registered stockholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Stockholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership.

•	If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on September 18, 2015, the record date for voting.

•	Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on September 18, 2015.

•	Failure to present identification or otherwise comply with the above procedures will result in exclusion from the meeting.

•	Meeting attendees will not be permitted to bring cameras, mobile phones, recording equipment, electronic devices or large bags, briefcases or packages to the meeting.

•	During the Annual Meeting the Secretary will report on the matters set forth in the Notice of the Meeting and remarks about the Company will be provided by the management. Stockholders will have the opportunity to submit questions in writing to management up through the conclusion of the management presentation.

•	Please allow ample time for check-in.

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

ANNUAL MEETING OF STOCKHOLDERS OF

CNS RESPONSE, INC.

OCTOBER 28, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.cnsresponse.com

Please sign, date and mail your
proxy card in the envelope provided
as soon as possible or fax the card
to CNS Response at 1-866-867-4446

or vote by internet at www.proxyvote.com

or vote by phone at 1-800-690-6903

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ■

☐     FOR ALL NOMINEES

☐     WITHHOLD AUTHORITY FOR ALL NOMINEES

☐     FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Nominees:

☐ Robin Smith      ☐ John Pappajohn      ☐ Robert Follman

☐ Zachary McAdoo      ☐ Andrew Sassine      ☐ Geoffrey Harris      ☐ Michal Votruba

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 AND 5.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ■

		For	Against	Abstain
2.	to amend the Company’s Charter for the purpose of changing the name of the Company from “CNS Response, Inc.” to “MYnd Analytics, Inc.”	☐	☐	☐
3.	to amend the Company’s Charter to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 180,000,000 to 500,000,000.	☐	☐	☐
4.

to amend the Company’s Charter for the purposes of effecting a reverse stock split of the Company’s common stock, par value $0.001 per share, by a ratio of not less than 1-for-10 and not more than 1-for-200, and to authorize the board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split.

		☐	☐	☐
5.	to ratify the selection by the Audit Committee of Anton & Chia LLP as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2015.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Please indicate if you plan to attend this Annual Meeting.	Yes ☐	No ☐
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND ANNUAL REPORT AND SUBSEQUENT QUARTERLY REPORT. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.
Please sign exactly as your name(s) appear (s) on this Proxy. When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title to such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized office

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Ticket for Admission to
2015 CNS Response, Inc. Annual Shareholders Meeting

Time: 9:00 am EDT, October 28, 2015

Place: 420 Lexington Avenue, Suite 350, New York, NY 10170

Admission: This ticket will admit shareholder. Ticket for one guest can be requested upon admission to the annual meeting. Valid admission ticket and government issued picture identification required to enter meeting.

Detach along perforated lines and retain ticket for admission to Annual Meeting

CNS RESPONSE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 28, 2015

The undersigned hereby constitutes and appoints George Carpenter and Paul Buck, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.001 per share, of CNS Response, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., EDT, on October 28, 2015, at 420 Lexington Avenue, Suite 350, New York, NY 10170, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated October [XX], 2015, is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IDENTIFIED HEREIN, “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, OR FAX DIRECTLY TO CNS RESPONSE AT 1-866-867-4446 OR VOTE BY INTERNET AT WWW.PROXYVOTE.COM OR VOTE BY PHONE AT 1-800-690-6903

Address change / comments:

(If you notes any Address Changes and/or Comments above, please mark the corresponding box on the reverse side)

(Continued and to be signed on the reverse side.)